Registration Nos. 333-84639

811-9521

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 32	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 35	☒

(Check appropriate box or boxes)

MANAGERS AMG FUNDS

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

Philip H. Newman, P.C.

Goodwin Procter LLP

Exchange Place

Boston, MA 02109-2881

(Name and Address of Agent for Service)

As soon as practicable after the effective date of this Registration Statement

(Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

☒ Immediately upon filing pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to (a)(2) of Rule 485

☐ On (date) pursuant to paragraph (b)

☐ On (date) pursuant to paragraph (a)(1)

☐ On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ESSEX AGGRESSIVE GROWTH FUND

Investor Class

Institutional Class

ESSEX LARGE CAP GROWTH FUND

Institutional Class

PROSPECTUS

dated March 1, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Investor Class or Institutional Class shares of the Essex Aggressive Growth Fund (the “Aggressive Growth Fund”) or Institutional Class shares of the Essex Large Cap Growth Fund (the “Large Cap Fund”) (each a “Fund” and collectively the “Funds”), and each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goal, Principal Strategies and Principal Risk Factors of the Funds.

The following is a summary of the goal, principal strategies and principal risk factors of the Funds.

ESSEX AGGRESSIVE GROWTH FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation	Invests primarily in the common stock securities of U.S. companies with the potential for long-term growth.	Market Risk Management Risk Growth Stock Risk

	Invests primarily in companies with market capitalizations of between $500 million and $100 billion, although it may invest in companies of any size.	Small and Mid-Capitalization Stock Risk Sector Risk

Focuses on industries with above average growth prospects then seeks to identify companies in those industries with strong revenue and/or earnings growth potential.

Ordinarily invests in 40 to 60 companies from pre-selected sectors of the market; currently focuses on the specialty retail, technology, health care, financial services, energy services, and basic industries sectors.

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ESSEX LARGE CAP GROWTH FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Invests at least 80% of its assets in companies that, at the time of purchase, have market capitalizations over $5 billion.

Invests primarily in common stocks of U.S. large-capitalization companies believed to be trading at below average valuations relative to the Standard & Poor’s 500 Index.

Focuses on industries with above average growth prospects then seeks to identify companies in those industries with strong revenue and/or earnings growth potential.

Market Risk Management Risk Growth Stock Risk Large Capitalization Stock Risk Sector Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. The following is a discussion of the principal risk factors of the Funds.

Market Risk

The Funds are subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of each Fund’s portfolio of investments are also likely to decrease in value. The increase or decrease in the value of each Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause a Fund to underperform other funds with similar objectives. The success of each Fund’s investment strategy depends significantly on the skill of Essex Investment Management Company, LLC (“Essex”), subadvisor to the Funds, in assessing the potential of the securities in which the Fund invests. Essex will apply its investment techniques and risk analyses in making

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investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.

Growth Stock Risk

Growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If such expectations are not met, or if expectations are lowered, the prices of the securities will drop. In addition, growth stocks tend to be more sensitive than other stocks to increases in interest rates, which will generally cause the prices of growth stocks to fall. To the extent that the Funds invest in those kinds of stocks, they will be exposed to the risks associated with those kinds of investments. For these and other reasons, the Funds may underperform other stock funds (such as value funds) when stocks of growth companies are out of favor.

Small and Mid-Capitalization Stock Risk

Small and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Aggressive Growth Fund may underperform other stock funds (such as large company stock funds) when stocks of small and medium-sized companies are out of favor.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial or other market conditions. For these and other reasons, the Large Cap Fund may underperform other stock funds (such as funds that focus on small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities of all companies in a particular sector of the market to decrease. To the extent the Funds have substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

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PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Aggressive Growth Fund by showing the Fund’s year-by-year total returns and how the annual performance has varied. The bar chart assumes that all dividend and capital gain distributions have been reinvested. Past performance of the Fund is not an indication of how the Fund will perform in the future. If Managers Investment Group LLC had not agreed to limit Fund expenses, returns would have been lower.

Annual Total Returns Since Inception*

(Aggressive Growth Fund-Investor Class)

Best Quarter: 19.5% (2nd Quarter 2003)

Worst Quarter: -27.3% (4th Quarter 2000)

*	The Investor Class commenced operations on November 1, 1999. Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.

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Annual Total Returns Since Inception*

(Large Cap Growth Fund)

Best Quarter: 8.51% (4th Quarter 2004)

Worst Quarter: -4.05% (3rd Quarter 2004)

*	The inception date for the Large Cap Growth Fund was June 30, 2003.

The following table compares each Fund’s performance to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for each Fund and its applicable index. Past performance of the Fund is not an indication of how the Fund will perform in the future.

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Average Annual Total Returns

(for the periods ended as of 12/31/04)(1)

	1 Year	Since Inception
Aggressive Growth Fund-Investor Class*:
(inception date: 11/1/99)
Return Before Taxes	2.27%	-1.09%
Return After Taxes on Distributions	2.27%	-1.09%
Return After Taxes on Distributions and Sale of Fund Shares	1.48%	-0.92%
Russell 3000 Index(2)	11.95%	.71%

Aggressive Growth Fund-Institutional Class:
(inception date: 3/1/02)
Return Before Taxes (3)	2.47%	4.99%
Russell 3000 Index (2)	11.95%	5.49%

Large Cap Fund-Institutional Class:
(inception date: 6/30/03)
Return Before Taxes	5.41%	11.87%
Return After Taxes on Distributions	5.36%	18.17%
Return After Taxes on Distributions and Sale of Fund Shares	3.51%	15.50%
S&P 500 Index (2)	10.88%	17.69%

*	The Investor Class commenced operations on November 1, 1999. Prior to March 1, 2002, Investor Class shares were not subject to a Distribution (12b-1) Fee. If they had been, returns would have been lower.

The S&P 500 Index is a market-capitalization weighted index of 500 U.S. common stocks.

(1)	After-tax returns are calculated by U.S. Bancorp Fund Services, LLC. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

(3)	After tax returns are shown only for Investor Class shares of the Fund. After tax returns for Institutional Class shares will vary.

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FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold Investor Class or Institutional Class shares of the Aggressive Growth Fund or the Institutional Class shares of the Large Cap Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

	Aggressive Growth Fund Inst’l Class	Aggressive Growth Fund Investor Class	Large Cap Fund Inst’l Class
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Aggressive Growth Fund Inst’l Class	Aggressive Growth Fund Investor Class	Large Cap Fund Inst’l Class (1)
Management Fee	1.00%	1.00%	0.75%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.31%	0.31%	0.72%
Total Annual Fund
Operating Expenses	1.31%	1.56%	1.47%
Fee Waiver and Reimbursement	None	None	-0.37%
Net Annual Fund
Operating Expenses	1.31%	1.56%	1.10%

(1)

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed through March 1, 2006 to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.10% for the Large Cap Fund, subject to later reimbursement by the Large Cap Fund in certain circumstances. In general, for a period up to three years from the time of any waiver or payment pursuant

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to a contractual expense limitation, the Investment Manager may recover from the Large Cap Fund such fees waived and expenses paid to the extent that the Large Cap Fund’s Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. “See Managers AMG Funds.”

Example

The following Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each of the Investor Class and Institutional Class shares of the Aggressive Growth Fund and the Institutional Class shares of the Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each of the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Aggressive Growth Fund
Institutional Class	$133	$415	$718	$1,579
Aggressive Growth Fund
Investor Class	$159	$493	$850	$1,856
Large Cap Fund	$112	$428	$768	$1,726

The Example reflects the impact of the Large Cap Fund’s contractual expense limitation through March 1, 2006, for each period covered by the Example.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

ESSEX AGGRESSIVE GROWTH FUND

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the common stocks of U.S. companies with the potential for long-term growth. Although the Fund may invest in companies of any size, the Fund will invest primarily in companies with market capitalizations of between $500 million and $100 billion. Ordinarily, the Fund invests in 40 to 60 companies from pre-selected sectors of the market. The Fund currently focuses on the specialty retail, technology, health care, financial services, energy services and basic industries sectors. Generally, the Fund limits its investments in any specific company to 5% of its assets.

Essex serves as subadvisor to the Fund. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex first attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for

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companies with established market positions, quality management and strong finances. Ordinarily, Essex will sell all or a portion of the Fund’s position in a company’s stock if it believes the current price is not supported by expectations regarding the company’s future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund’s assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Although the investment strategies of Essex do not ordinarily involve trading securities for short term profits, Essex may sell any security when it believes the sale is in the Fund’s interest, which may result in short-term trading. Short-term trading may increase the Fund’s transaction costs and may increase your tax liability.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

1.	Are seeking an opportunity for some equity returns in your investment portfolio

2.	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3.	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1.	Are seeking stability of principal

2.	Are investing with a shorter time horizon in mind

3.	Are uncomfortable with stock market risk

4.	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. The Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

ESSEX LARGE CAP GROWTH FUND

Objective

The Fund’s objective is to achieve long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval. Shareholders will be given prior notice of any change.

Principal Investment Strategies

The Fund invests at least 80% of its assets in large capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “large-

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capitalization companies” refers to companies that at the time of purchase have market capitalizations over $5 billion. The Fund invests primarily in common stocks that Essex, the Fund’s subadvisor, believes are trading at below average valuations relative to the Standard & Poor’s 500 Index (the “S&P 500 Index”). The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size, liquidity and industry group representation. Essex uses fundamental investment research techniques to determine what stocks to buy and sell. In selecting stocks, Essex attempts to identify the industries within various sectors that over the long term will grow faster than the economy as a whole. Essex then looks for companies within those industries that it believes can generate and maintain strong revenue and/or earnings growth. Essex looks for companies with established market positions, effective management and sound finances. Ordinarily, Essex will sell all or a portion of the Fund’s position in a company’s stock if it believes the current price is not supported by expectations regarding the company’s future growth potential or if, as a result of appreciation, the value of the stock exceeds 5% of the Fund’s assets.

For temporary and defensive purposes, the Fund may invest, without limit, in cash or high quality short-term investments. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

1.	Are seeking an opportunity for some equity returns in your investment portfolio

2.	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

3.	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

1.	Are seeking stability of principal

2.	Are investing with a shorter time horizon in mind

3.	Are uncomfortable with stock market risk

4.	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. The Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

MANAGERS AMG FUNDS

Managers AMG Funds is part of the Managers Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. Essex Aggressive Growth Fund and Essex Large Cap Fund are

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two of the Funds currently available in the Managers Funds Family of Funds. The Aggressive Growth Fund has two classes of shares, the Investor Class shares and the Institutional Class shares. The Large Cap Fund currently offers only Institutional Class shares.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk CT, 06854, serves as investment manager to the Funds and is responsible for each Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings and investment strategies of Essex Investment Management Company, LLC, the Subadvisor of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for each of the Funds. The Investment Manager, Essex or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Essex has day-to-day responsibility for managing each Fund’s portfolio. Essex, located at 125 High Street, Boston, Massachusetts 02110, is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. Affiliated Managers Group, Inc. indirectly owns a majority interest in Essex. As of December 31, 2004, Essex had assets under management of $5.7 billion.

The Funds are managed by the following Portfolio Managers (“Portfolio Managers”):

NAME	FUND	POSITION(S) HELD AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING THE PAST 5 YEARS
Stephen D. Cutler	Aggressive Growth Fund; Large Cap Growth Fund	President, Portfolio Manager and Managing Principal of Essex since 1989	President, Portfolio Manager and Managing Principal of Essex since 1989

Malcolm MacColl	Large Cap Growth Fund	Portfolio Manager of Essex since 2000; Managing Principal of Essex since 2001; and Co-Chief Executive Officer of Essex since 2004.	Portfolio Manager of Essex since 2000; Managing Principal of Essex since 2001; and Co-Chief Executive Officer of Essex since 2004.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Aggressive Growth Fund and 0.75% of the average daily net assets of the Large Cap Fund. The Investment Manager, in turn, pays Essex 1.00% of the average daily net assets of the Aggressive Growth Fund and 0.75% of the average daily net assets of the Large Cap Fund

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for its services as subadvisor. Under its investment management agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds.

The Investment Manager and Essex have contractually agreed, through March 1, 2006, to waive fees and pay or reimburse the Large Cap Fund to the extent total expenses of the Large Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.10% of the Large Cap Fund’s average daily net assets. The Large Cap Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed provided that the repayment occurs within 3 years after the waiver, payment or reimbursement and that such repayment would not cause the expenses of the Large Cap Fund in any such future year to exceed 1.10% of the average daily net assets of the Fund. In addition, from time to time in the future, Essex may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share in either the Investor Class or the Institutional Class of the Aggressive Growth Fund and the Institutional Class of the Large Cap Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Essex Aggressive Growth Fund: Institutional Class – Financial Highlights

For a share outstanding throughout each period

Institutional Class Shares:	For the fiscal year ended October 31, 2004	For the fiscal year ended October 31, 2003	For the fiscal period* ended October 31, 2002
Net Asset Value, Beginning of Period	$8.97	$7.04	$8.21

Income from Investment Operations:
Net investment loss	(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.33)	2.00	(1.11)
Total from investment operations	(0.43)	1.93	(1.17)

Net Asset Value, End of Period	$8.54	$8.97	$7.04
Total Return (a)	(4.79)%	27.41%	(14.25)	%(b)
Ratio of net expenses to average net assets	1.31%	1.33%	1.39	%(c)
Ratio of net investment loss to average net assets	(0.98)%	(0.83)%	(1.06)	%(c)
Portfolio turnover	107%	111%	170	%(b)
Net assets at end of period (000’s omitted)	$59,934	$78,473	$70,295

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	—	—	1.40	%(c)
Ratio of net investment loss to average net assets	—	—	(1.07)	%(c)

*	At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional Class shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

Essex Aggressive Growth Fund: Investor Class – Financial Highlights

For a share outstanding throughout each year

	For the fiscal year ended October 31,
Investor Class Shares:	2004	2003	2002		2001		2000
Net Asset Value, Beginning of Year	$8.91	$7.01	$8.85		$16.94		$10.00
Income from Investment Operations:
Net investment loss	(0.17)	(0.07)	(0.08)		(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	(0.28)	1.97	(1.76)		(8.04)		7.00
Total from investment operations	(0.45)	1.90	(1.84)		(8.09)		6.94
Net Asset Value, End of Year	$8.46	$8.91	$7.01		$8.85		$16.94
Total Return	(5.05)%	27.10%	(20.79)	%(a)	(47.76)	%(a)	69.40	%(a)
Ratio of net expenses to average net assets	1.56%	1.58%	1.10	%(b)	1.10	%(b)	1.10	%(b)
Ratio of net investment loss to average net assets	(1.23)%	(1.08)%	(0.82)	%(b)	(0.41)	%(b)	(0.49)	%(b)
Portfolio turnover	107%	111%	170%		212%		160%
Net assets at end of year (000’s omitted)	$582	$1,142	$475		$131,430		$332,582

Ratios absent expense offsets (c):
Ratio of total expenses to average net assets	—	—	1.20%		1.16%		1.13%
Ratio of net investment loss to average net assets	—	—	(0.91)%		(0.47)%		(0.52)%

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Ratio reflects expense reimbursements that were in effect prior to March 1, 2002.

(c)	Ratio information assuming no reduction of Fund expenses.

Essex Large Cap Growth Fund – Financial Highlights

For a share outstanding throughout the period

	For the fiscal year ended October 31, 2004	For the fiscal period* ended October 31, 2003
Net Asset Value, Beginning of Period	$10.93	$10.00
Income from Investment Operations:
Net investment loss	(0.03)	(0.00)	(#)
Net realized and unrealized gain on investments	0.17	0.93
Total from investment operations	0.14	0.93
Less Distributions to Shareholders from:
Net realized and unrealized gain on investments	(0.04)	—

Net Asset Value, End of Period	$11.03	$10.93
Total Return (a)	1.28%	9.30	%(b)
Ratio of net expenses to average net assets	1.10%	1.10	%(c)
Ratio of net investment loss to average net assets	(0.36)%	(0.10)	%(c)
Portfolio turnover	61%	32	%(b)
Net assets at end of period (000’s omitted)	$9,956	$1,434

Ratios absent expense offsets (d):
Ratio of total expenses to average net assets	1.47%	18.51	%(c)
Ratio of net investment loss to average net assets	(0.73)%	(17.51)	%(c)

*	Commencement of operations was June 30, 2003.

(#)	Rounds to less than ($0.01).

(a)	Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

YOUR ACCOUNT

You may invest in the Aggressive Growth Fund by purchasing either Investor Class or Institutional Class shares. The Large Cap Fund offers only Institutional Class shares. Each Class of shares is subject to different minimum initial investment amounts, as described below. The Aggressive Growth Fund Investor Class shares are subject to the expenses of a plan of distribution adopted by the Board of Trustees, which may result in the Investor Class shares experiencing a lower total return than the Aggressive Growth Fund Institutional Class shares. The net asset value per share of the two Classes of Aggressive Growth Fund may also differ. In all other material respects, Aggressive Growth Fund Investor Class and Institutional Class shares are the same, each share representing a proportionate interest in the Aggressive Growth Fund.

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As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the New York Stock Exchange (NYSE), usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Funds will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the Funds investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Funds. The Funds may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Funds or for any additional investments.

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The following table provides the minimum initial and additional investments in the Funds:

	Initial Investment	Additional Investment
Aggressive Growth Fund Investor Class:
Regular accounts	$5,000	$1,000
Traditional IRA	2,000	1,000
Roth IRA	2,000	1,000

Aggressive Growth Fund Institutional Class:
Regular accounts	100,000	1,000
Traditional IRA	10,000	1,000
Roth IRA	10,000	1,000

Large Cap Fund Institutional Class:
Regular accounts	100,000	1,000
Traditional IRA	10,000	1,000
Roth IRA	10,000	1,000

The Funds or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other financial intermediaries rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify. You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE OR REDEEM SHARES

You may purchase shares of the Fund once you have established an account with Managers AMG Funds (the “Trust”), of which the Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the application. Failure to

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provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

HOW TO PURCHASE SHARES

	Initial Purchase	Additional Purchases
Through your Investment advisor	Contact your investment Advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers AMG Funds to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769	Write a letter of instruction and a check payable to Managers AMG Funds to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539 The minimum additional investment is $1,000

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com. The minimum additional investment is $1,000

Note: If you redeem shares following a purchase by check, the Funds may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

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For Bank Wires: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

DISTRIBUTION PLAN

The Aggressive Growth Fund has adopted a distribution plan to pay for the marketing of Investor Class shares of the Aggressive Growth Fund as well as distribution and servicing costs. Payments under the plan are made to MDI at an annual rate of 0.25% of the Aggressive Growth Fund’s average daily net assets allocable to the Investor Class shares. Institutional Class shares are not affected by expenses incurred under the distribution plan. Because payments under the plan are expenses allocable to Investor Class shares paid out of the Aggressive Growth Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in Investor Class shares and may cost more than other types of sales charges.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail

Write a letter of instruction containing:

•      the name of the Fund

•      dollar amount or number of shares to be sold

•      your name

•      your account number

•      signatures of all owners on account

Mail letter to:

Managers

c/o PFPC

PO Box 9769

Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

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Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

Redemptions of $50,000 and over on the Investor Class and $250,000 and over on the Institutional Class of the Aggressive Growth Fund require a signature guarantee. Redemptions of $50,000 and over on the Institutional Class of the Large Cap Fund require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and securities dealers. Only the STAMP2000 Medallion will be accepted. A notary public cannot provide a signature guarantee. In joint accounts, both signatures must be guaranteed.

Telephone redemptions are available only for redemptions which are below $50,000 for the Investor Class and $250,000 for the Institutional Class and below $50,000 for the Institutional Class of the Large Cap Fund.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Funds. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Automatic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Fund for shares of other Funds in The Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange, you do so on the same terms and conditions as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

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The Funds are each a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide these series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

Each Fund reserves the right to:

•	redeem an account holding Investor Class shares of the Aggressive Growth Fund if the value of the account falls below $5,000 due to redemptions and redeem an Institutional Class shares account of the Large Cap Fund if the account falls below $100,000;

•	either (i) redeem an account holding Institutional Class Shares Aggressive Growth Fund or (ii) convert that account’s shares to Investor Class Shares if the account’s value falls below $100,000 due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Funds, including if such person or group has engaged in excessive trading (to be determined in our discretion); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolio and may increase the Funds expenses and negatively impact the Funds’ performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is

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engaging in market timing activities that may be harmful to the Funds and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seeks to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional

19

shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax. Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

1. fail to provide a social security number or taxpayer identification number;

2. fail to certify that their social security number or taxpayer identification number is correct; or

3. fail to certify that they are exempt from withholding.

In addition, each Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

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ESSEX AGGRESSIVE GROWTH FUND

ESSEX LARGE CAP GROWTH FUND

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

Subadvisor

Essex Investment Management Company, LLC

125 High Street

Boston, Massachusetts 02110

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

4 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, MA 02109

Transfer Agent

PFPC

PO Box 9769

Providence RI 02940-9769

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

John Kingston, III

Peter M. Lebovitz

Steve Paggioli

Eric Rakowski

Thomas R. Schneeweis

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Additional Information

Additional information about the Funds and their investments are available in the Statement of Additional Information and the Annual and Semiannual reports for the Funds which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-548-4539
By Mail:	Managers
800 Connecticut Avenue
Norwalk, CT 06854
On the Internet:	Electronic copies are available
on our website at:
www.managersinvest.com

In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. Information about the Funds including their current Statement of Additional Information and Annual and Semiannual Reports is on file with the Securities and Exchange Commission. The Funds’ Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-9521

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RORER LARGE-CAP FUND

RORER MID-CAP FUND

PROSPECTUS

dated March 1, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Rorer Large-Cap Fund

Rorer Mid-Cap Fund

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the Rorer Large-Cap Fund (the “Large-Cap Fund”) and/or the Rorer Mid-Cap Fund (the “Mid-Cap Fund” and, together with the Large-Cap Fund, the “Funds”), each a series of Managers AMG Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

LARGE-CAP FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation	Invests at least 80% of its assets in large capitalization companies	Market Risk Management Risk

	Primarily invests in common stocks of U.S. large-capitalization companies that Rorer believes are trading at below Capitalization average valuations relative to the S&P 500 Index and have the potential for favorable earnings developments	Sector Risk Value Stock Risk Stock Risk

Ordinarily invests in high-quality, out-of-favor companies that are selected from all sectors of the market based on a bottom-up analysis of each company’s fundamentals

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MID-CAP FUND

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation	Invests at least 80% of its assets in mid-capitalization companies	Market Risk Management Risk

	Primarily invests in common stocks of U.S. mid-capitalization companies that Rorer believes are trading at below Capitalization average valuations relative to the Stock Risk S&P 400 and have the potential for favorable earnings developments	Sector Risk Value Stock Risk

Ordinarily invests in high-quality, out-of-favor companies that are selected from all sectors of the market based on a bottom-up analysis of each company’s fundamentals

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds. The following is a discussion of the principal risk factors of the Funds.

Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, the Mid-Cap Fund may underperform other stock funds (such as large company stock funds) when stocks of medium-sized companies are out of favor. Similarly, the Large-Cap Fund may underperform other stock funds (such as a mid-cap or a small-cap fund) when stocks of larger-sized companies are out of favor.

Market Risk

The Funds are subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

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Management Risk

The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that poor security selection will cause the Funds to underperform other funds with similar objectives. The success of each Fund’s investment strategy depends significantly on the skill of Rorer Asset Management, LLC (“Rorer”), the subadvisor to each Fund, in assessing the potential of the securities in which the Fund invests. Rorer will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired result.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent that either of the Funds have substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Value Stock Risk

“Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Funds may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund’s annual total returns since each Fund’s inception on December 19, 2001 and how the annual performance has varied. Each chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results. The performance information is net of all fee waivers and reimbursements during the applicable period. In the absence of such waivers and reimbursements, the Funds’ total returns would have been lower.

Rorer Large-Cap Fund

Annual Total Returns Since Inception on December 19, 2001

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Best Quarter: 13.8% (2nd Quarter 2003)

Worst Quarter: -16.6% (3rd Quarter 2002)

Rorer Mid-Cap Fund

Annual Total Returns Since Inception on December 19, 2001

Best Quarter: 16.9% (2nd Quarter 2003)

Worst Quarter: -13.4% (3rd Quarter 2002)

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The following table compares each Fund’s performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for each Fund and its applicable index. As always, past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns (1)

(as of December 31, 2004)

	1 Year Since	Inception*
Large-Cap Fund
Return Before Taxes	4.24%	0.34%
Return After Taxes on Distributions	4.24%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	4.04%	0.28%
S&P 500 Index (2)	2.75%	3.52%

Mid-Cap Fund
Return Before Taxes	16.81%	10.54%
Return After Taxes on Distributions	16.81%	10.54%
Return After Taxes on Distributions and Sale of Fund Shares	10.93%	9.08%
S&P 400 Index (2)	16.50%	10.89%

*	Each Fund’s inception date was December 19, 2001.

The S&P 500 Index and the S&P 400 Index are both market-capitalization weighted indices of 500 and 400 U.S. common stocks, respectively.

(1)	After-tax returns are calculated by U.S. Bancorp Fund Services, LLC. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and actual after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)	Reflects no deduction for fees, expenses or taxes.

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FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None
Exchange Fee	None
Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Large-Cap Fund	Mid-Cap Fund
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%
Other Expenses	5.94%	5.14%
Total Annual Fund Operating Expenses	7.04%	6.24%
Fee Waiver and Reimbursement (1)	-5.64%	-4.84%
Net Annual Fund Operating Expenses	1.40%	1.40%

(1)	Managers Investment Group LLC (the “Investment Manager”) has contractually agreed through March 1, 2006 to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.40% for each Fund, subject to later reimbursement by each Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a contractual expense limitation, the Investment Manager may recover from each Fund such fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the contractual expense limitation amount. See “Managers AMG Funds.”

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Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large-Cap Fund	$143	$1,572	$2,943	$6,134
Mid-Cap Fund	$143	$1,419	$2,665	$5,646

The Example reflects the impact of each Fund’s contractual expense limitations through March 1, 2006, for each period covered by the Example.

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

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RORER LARGE-CAP FUND

Objective

The Large-Cap Fund’s investment objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Large-Cap Fund invests at least 80% of its net assets in U.S. large capitalization companies. This policy will not be changed without providing shareholders 60 days notice. The term “large-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations over $7 billion. The Fund invests primarily in common stocks. Rorer selects stocks that it believes are trading at below average valuations relative to the S&P 500 Composite Stock Price Index (the “S&P 500”) and have the potential for favorable earnings developments (“earnings momentum”). Ordinarily, the Large-Cap Fund will invest in high quality, out-of-favor companies from all sectors of the market based on a bottom-up analysis of each company’s fundamentals.

Rorer serves as subadvisor to the Large-Cap Fund. Rorer’s investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately 75 top investment candidates. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials, competitive positioning, good management and sustainable future growth and earnings momentum. Although Rorer’s stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Large-Cap Fund will hold the stock of approximately 30 to 40 companies. Ordinarily, the Fund will not invest more than 3% of its assets in any single company (referred to as a “full position”). In addition, ordinarily the Fund will not invest more than 20% of its assets in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 500 or 3 full positions. As a risk reducing measure, a company’s position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

If the Large-Cap Fund owns a full position in a stock and its price declines 15% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 500, the stock will be sold. Ordinarily, if the Large-Cap Fund owns less than a full position in a stock and its price declines 15% from the average cost relative to the S&P 500, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to-earnings ratio target or if its fundamentals deteriorate. Also, a stock may be sold to maintain sector, industry, and/or position weighting guidelines.

For temporary defensive purposes, the Large-Cap Fund may invest, without limit, in cash or high quality short-term investments, including repurchase agreements. To the extent that the Large-Cap Fund is invested in these instruments, the Large-Cap Fund will not be pursuing its investment objective.

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Should You Invest In This Fund?

This Fund MAY be suitable if you:

•	Are seeking an opportunity for some equity returns in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

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RORER MID-CAP FUND

Objective

The Mid-Cap Fund’s investment objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Mid-Cap Fund invests at least 80% of its net assets in U.S. mid-capitalization companies. This policy will not be changed without providing shareholders 60 days notice. The term “mid-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400 MidCap Index (the “S&P 400”), which was approximately $11.8 billion as of December 31, 2004. The Fund invests primarily in common stocks. Rorer selects stocks that it believes are trading at below average valuations relative to the S&P 400 and have the potential for favorable earnings developments (“earnings momentum”). Ordinarily, the Mid-Cap Fund will invest in high quality, out-of-favor companies from all sectors of the market based on a bottom-up analysis of each company’s fundamentals.

Rorer serves as subadvisor to the Mid-Cap Fund. Rorer’s investment process emphasizes valuation and earnings potential. Rorer conducts relative valuation and earnings momentum screening to identify approximately 75 top investment candidates in the mid-cap market. Rorer conducts a comprehensive economic and fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Rorer looks for companies with strong financials, competitive positioning, good management and sustainable future growth and earnings momentum. Although Rorer’s stock selection is primarily bottom-up oriented, a top-down economic overview is also incorporated.

The Mid-Cap Fund will hold the stock of approximately 25 to 35 companies. Ordinarily, the Fund will not invest more than 4% of its assets in any single company (referred to as a “full position”). In addition, ordinarily the Fund will not invest more than 20% of its assets in any single industry or maintain an exposure to any single sector that exceeds the greater of 2.5 times the weighting for that sector of the S&P 400 or 3 full positions. As a risk reducing measure, a company’s position will be pared back once its valuation, due to market appreciation, reaches 5 to 6 percent of the total value of the Fund.

If the Mid-Cap Fund owns a full position in a stock and its price declines 20% from the average cost of the stock for all accounts managed by Rorer, relative to the S&P 400, the stock will be sold. Ordinarily, if the Mid-Cap Fund owns less than a full position in a stock and its price declines 20% from the average cost relative to the S&P 400, the Fund will either buy more shares of the stock or sell the stock. A stock will be reviewed for sale upon appreciating to its price-to earnings ratio target or because of substantial relative price appreciation under the Mid-Cap Fund’s maximum market cap restrictions. Stocks are also reviewed for possible sale if fundamentals deteriorate or to maintain sector, industry, and/or position weighting guidelines.

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For temporary defensive purposes, the Mid-Cap Fund may invest, without limit, in cash or high quality short-term investments, including repurchase agreements. To the extent that the Mid-Cap Fund is invested in these instruments, the Mid-Cap Fund will not be pursuing its investment objective.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

•	Are seeking exposure to equity markets

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

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MANAGERS AMG FUNDS

Managers AMG Funds is part of the Managers Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Rorer Large-Cap Fund and Rorer Mid-Cap Fund are two of the Funds in the Managers Funds Family of Funds.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, CT 06854, serves as investment manager to the Funds and is responsible for each Fund’s overall administration. The Investment Manager also monitors the performance, security holdings and investment strategies of Rorer, the subadvisor of the Funds and, when appropriate, evaluates any potential new asset managers for the fund family. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for each of the Funds.

Rorer has day-to-day responsibility for managing each Fund’s portfolio. Rorer, located at Eight Tower Bridge, 161 Washington Street, Ste 1500, Conshohocken, PA 19428, is the successor firm to Rorer Asset Management, which was formed in 1978. Affiliated Managers Group, Inc. (“AMG”), an indirect wholly-owned subsidiary of which serves as the Managing Member of the Investment Manager, owns a majority interest in Rorer. As of December 31 2004, Rorer had assets under management of approximately $4.7 billion.

The Fund is managed by the following Portfolio Managers (“Portfolio Managers”):

Edward C. Rorer and Clifford B. Storms, Jr. are the portfolio managers for the Large-Cap Fund and the Mid-Cap Fund. Mr. Rorer is the Chairman and Chief Investment Officer of Rorer since 1978 and founder of Rorer. Mr. Storms is the Executive Vice President and Director of Research of, and a portfolio manager for, Rorer, positions that he has held since 1990. A team of senior analysts works closely with the Investment Committee in evaluating and selecting stocks for each Fund.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Funds’ SAI.

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The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Rorer 0.85% of the average daily net assets of the Fund for its services as subadvisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, through March 1, 2006, to waive fees and pay or reimburse each Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.40% of the Fund’s average daily net assets. Each Fund is obligated to repay the Investment Manager amounts waived, paid or reimbursed in future years provided that the repayment occurs within 3 years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.40% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Rorer from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in either the Large-Cap Fund or Mid-Cap Fund assuming reinvestment of all dividends and distributions. This information, derived from the Funds’ Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Funds’ Annual Report, which is available upon request.

Rorer Large-Cap Fund – Financial Highlights

For a share outstanding throughout each period

	For the fiscal year ended October 31,		For the period ended October 31, 2002*
	2004	2003
Net Asset Value, Beginning of Period	$9.15	$8.14	$10.00

Income from Investment Operations:
Net investment income	0.01	0.00 (a)	0.00	(a)
Net realized and unrealized gain (loss) on investments	0.21	1.02	(1.86)
Total from investment operations	0.22	1.02	(1.86)

Less Distributions to Shareholders from:
Net investment income	—	(0.01)	—

Net Asset Value, End of Period	$9.37	$9.15	$8.14
Total Return (b)	2.40%	12.56%	(18.60	)%(c)
Ratio of net expenses to average net assets	1.40%	1.40%	1.40	%(d)
Ratio of net investment income to average net assets	0.10%	0.10%	0.06	%(d)
Portfolio turnover	75%	42%	36	%(c)
Net assets at end of period (000’s omitted)	$906	$1,106	$421

Expense Offsets (e)
Ratio of total expenses to average net assets	7.04%	10.07%	25.01	%(d)
Ratio of net investment loss to average net assets	(5.54)%	(8.56)%	(23.55	)%(d)

*	Commencement of operations was December 19, 2001.

(a)	Rounds to less than $0.01.

(b)	Total return and net investment income would have been lower had certain expenses not been reduced.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio information assuming no reduction of Fund expenses.

13

Rorer Mid-Cap Fund - Financial Highlights

For a share outstanding throughout each period

	For the fiscal year ended October 31,		For the period ended October 31, 2002*
	2004	2003
Net Asset Value, Beginning of Period	$11.05	$9.26	$10.00

Income from Investment Operations:
Net investment loss	(0.14)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	1.57 (e)	1.84	(0.72)
Total from investment operations	1.43	1.79	(0.74)

Net Asset Value, End of Period	$12.48	$11.05	$9.26

Total Return (a)	12.84%	19.44%	(7.40	)%(b)
Ratio of net expenses to average net assets	1.40%	1.40%	1.40	%(c)
Ratio of net investment loss to average net assets	(0.64)%	(0.45)%	(0.25	)%(c)
Portfolio turnover	411%	57%	58	%(b)
Net assets at end of period (000’s omitted)	$749	$501	$286

Expense Offsets (d)
Ratio of total expenses to average net assets	6.24%	20.50%	28.79	%(c)
Ratio of net investment loss to average net assets	(5.48)%	(19.56)%	(27.64	)%(c)

*	Commencement of operations was December 19, 2001.

(a)	Total return and net investment income would have been lower had certain expenses not been reduced.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratio information assuming no reduction of Fund expenses.

(e)	The per share number is inconsistent with the Statement of Operations due to the timing of capital share activity.

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YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of the Funds. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. Each Fund’s NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Fair Value Policy

The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the Funds investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Funds. The Funds may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Funds’ fair value procedures.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Funds or any additional investments.

15

The following table provides the minimum initial and additional investments in the Funds:

	Initial Investment	Additional Investment
Regular accounts	$5,000	$1,000
Traditional IRA	5,000	1,000
Roth IRA	5,000	1,000

The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

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If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

HOW TO PURCHASE OR REDEEM SHARES

You may purchase shares of the Funds once you have established an account with Managers AMG Funds (the “Trust”) of which each Fund is a series. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

17

HOW TO PURCHASE SHARES (continued)

	Initial Purchase	Additional Purchases
Through your Investment advisor	Contact your investment Advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

All Shareholders: By Mail	Complete the account application. Mail the application and a check payable to Managers AMG Funds to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769	Write a letter of instruction and a check payable to Managers AMG Funds to: Managers c/o PFPC PO Box 9769 Providence RI 02940-9769 Include your account # and Fund name on your check

By Telephone	Not Available	If your account has already been established, call the Transfer Agent at (800) 548-4539 . The minimum additional investment is $1,000

By Internet	Not Available	If your account has already been established, see our website at www.managersinvest.com. The minimum additional investment is $1,000

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

18

For Bank Wires: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, N.A., Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Department; FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

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DISTRIBUTION PLAN

The Funds have adopted a distribution plan to pay for the marketing of shares of the Funds. Under the plan, the Board of Trustees has authorized payments under the plan at an annual rate of up to 0.25% of each Fund’s average daily net assets to the Distributor for providing distribution and shareholder servicing costs. Because fees for the marketing of each Fund’s shares are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of a shareholder’s investment in such Fund and may cost more than other types of sales charges.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s Transfer Agent receives your order in proper form. Each Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

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Instructions
Through your Investment Advisor	Contact your investment advisor or other investment professional.

All Shareholders: By Mail

Write a letter of instruction containing:

•      the name of the Fund

•      dollar amount or number of shares to be sold

•      your name

•      your account number

•      signatures of all owners on account

Mail letter to:

Managers

c/o PFPC

PO Box 9769

Providence RI 02940-9769

By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

By Internet	See our website at www.managersinvest.com

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

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Redemptions of $25,000 and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion will be accepted. A notary public cannot provide a signature guarantee. Each account holder’s signature must be guaranteed.

Telephone redemptions are available only for redemptions which are below $25,000.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

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INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allows you to make automatic deductions from a designated bank account.

Systematic Redemptions allows you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

The Funds have an Exchange Privilege which allows you to exchange your shares of the Funds for shares of other Funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund that you wish to exchange into. When you purchase a fund’s shares by exchange you do so on the same terms and conditions as any new investment in that fund. Each Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series at any time. Also at any time, the Board of Trustees may, without shareholder approval, divide this series or any other series into two or more classes of shares with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

23

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund including if such person or group has engaged in excessive trading (to be determined in our discretion); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions including fees related to trading.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolio and may increase the Funds expenses and negatively impact the Funds’ performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and its shareholders. Transactions accepted by a financial intermediary in violation of the Funds’ frequent trading policies are not deemed accepted by the Funds and may be rejected by the Funds on the next business day following receipt by the financial intermediary.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds, there can be no assurances that these efforts will be successful. For example, although the Funds seeks to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

24

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account, whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December. We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

25

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

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Federal law requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who;

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

27

RORER LARGE-CAP FUND

RORER MID-CAP FUND

Investment Manager

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203)299-3500 or (800) 835-3879

Subadvisor

Rorer Asset Management, LLC

161 Washington Street, Ste 1500

Conshohocken, PA 19428

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

Custodian

The Bank of New York

4 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Transfer Agent

Managers

c/o PFPC

PO Box 9769

Providence RI 02940-9769

Trustees

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

John Kingston, III

Peter M. Lebovitz

Steven J. Paggioli

Eric Rakowski

Thomas Schneeweis

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Additional Information

Additional information about each Fund and its investments is available in the Statement of Additional Information and the Annual and Semi-Annual Reports for the Funds, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-548-4539
By Mail:	Managers 800 Connecticut Avenue Norwalk, CT 06854
On the Internet:	Electronic copies are available
on our website at:
www.managersinvest.com

In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Funds including each Fund’s current Statement of Additional Information is on file with the Securities and Exchange Commission. Each Fund’s Statement of Additional Information is incorporated by reference (legally part of this prospectus). Reports and other information about the Funds are available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Funds also may be reviewed and copied at the SEC’s Public Reference Room. Call 202-942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-9521

29

MANAGERS AMG FUNDS

ESSEX AGGRESSIVE GROWTH FUND

Investor Class

Institutional Class

ESSEX LARGE CAP GROWTH FUND

Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2005

You can obtain a free copy of the Prospectus of the Essex Aggressive Growth Fund and the Essex Large Cap Growth Fund (each a “Fund”, collectively the “Funds”), dated March 1, 2005 by calling Managers at (800) 835-3879 or visiting our website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Accounting Firm, for the fiscal year ended October 31, 2004, which are included in the Funds’ Annual Report for the year ending October 31, 2004 are incorporated into this Statement of Additional Information by reference (meaning such documents are legally a part of this Statement of Additional Information. The Annual Report is available without charge by calling Managers at (800) 835-3879.

(i)

AVERAGE ANNUAL TOTAL RETURN	33
AFTER TAX AND CUMULATIVE RETURNS	34
PERFORMANCE COMPARISONS	35
MASSACHUSETTS BUSINESS TRUST	36
DESCRIPTION OF SHARES	36
ADDITIONAL INFORMATION	37

FINANCIAL STATEMENTS	38

(ii)

GENERAL INFORMATION

This Statement of Additional Information relates to the Essex Aggressive Growth Fund (the “Aggressive Growth Fund”) and the Essex Large Cap Growth Fund (the “Large Cap Fund”) (each a “Fund”, collectively the “Funds”). The Aggressive Growth Fund has two classes of shares, the Investor Class shares and the Institutional Class shares. The Large Cap Fund only offers Institutional Class shares. The Funds are series of shares of beneficial interest of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust was organized on June 18, 1999.

This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund’s investment objectives and policies. It should be read in conjunction with the Funds’ current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, CT 06854.

Managers Investment Group LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for each Fund’s overall administration. See “Management of the Funds.”

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the policies used by the Funds in an attempt to achieve its investment objective as stated in its Prospectus. The Funds are diversified open-end management investment companies.

Essex Large Cap Growth Fund: Large-Capitalization Companies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “large-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations over $5 billion.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the Funds.

(1) Cash Equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than 9 months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will a Fund enter into a repurchase agreement for a period of more than seven days.

Repurchase agreements are subject to certain risks. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited.

(2) Reverse Repurchase Agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon between the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will establish and maintain a segregated account with the custodian consisting of liquid assets in an amount equal to the amount of its obligation under the reverse repurchase agreement.

(3) Foreign Securities. Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments involve different and additional risks from those associated with investing in securities of U.S. issuers. There may be limited information available to investors which is publicly available, and generally foreign issuers are not subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. A Fund may not purchase foreign commercial paper subject to foreign withholding tax at the time of purchase.

Investors should be aware that the value of a Fund’s investments in foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. In addition, due to the differences in the economy of these foreign countries compared to the U.S. economy, whether favorably or unfavorably, portfolio securities may appreciate or depreciate and could therefore adversely affect a Fund’s operations. It may also be difficult to obtain a judgment against a foreign creditor. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility.

Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non U.S. currencies. In addition, a Fund’s income from foreign currency denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a mutually agreed upon price and on a future date. The contract is usually between a bank and its customers. The contract may be denominated in U.S. dollars or may be a “cross-currency” contract. A cross-currency contract is a contract which is denominated in currency other than U.S. dollars.

If a Fund enters into a forward currency exchange contract, the Fund’s custodian will segregate cash or marketable securities in an amount not less than the value of the Fund’s total assets committed to these contracts. Generally, a Fund will not enter into contracts that settle more than ninety (90) days later. A Fund may close out a currency contract position by entering into an offsetting currency contract with the counterparty to the original contract which may result in a gain or a loss.

The use of currency contracts entails certain risks. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(4) Emerging Market Securities. All risks associated with investing in non-U.S. securities are further magnified when investing in emerging markets because these markets tend to have even less developed economic, monetary, banking, financial markets, legal, custody, financial reporting, auditing, social and political systems.

(5) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(6) Obligations of Domestic and Foreign Banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

(7) Futures Contracts. When a Fund enters into a futures contract, it agrees to buy or sell the contract’s underlying instrument at a future date and agreed upon price. The Fund deposits and maintains initial margin equal to a specified percentage of the value of the contract until the contract is closed out. A Fund may either hold a futures contract position until the contract date or may enter into a closing transaction to terminate the contract prior to the contract date. When a Fund buys or sells a futures contact, it must also segregate liquid assets equivalent to the Fund’s outstanding obligation under the contract.

There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

Equity Index Futures Contracts. An equity index future contract is an agreement for a Fund to buy or sell an index relating to an equity securities index at a mutually agreed upon date and price.

Interest Rate Futures Contracts. An interest rate futures contract is an agreement to buy or sell fixed-income securities at a mutually agreed upon date and price.

(8) Option Contracts.

Covered Call Options. Each Fund may write (“sell”) covered call options on individual stocks, equity indices and futures contracts, including equity index futures contracts provided the options are listed on a national securities exchange or a futures exchange.

A call option is a short-term contract that is generally for no more than nine (9) months. The contract gives the buyer, in return for the premium paid to the seller of the option, the right to buy the underlying security or contract at an agreed upon price from the option seller prior to the expiration of the option. The buyer can purchase the underlying security or contract at the agreed upon price regardless of its market price. A call option is considered “covered” if the party that is writing the option owns or has a right to immediately acquire the underlying security or contract.

A Fund may terminate its obligation under an outstanding written call option by making a “closing purchase transaction.” A Fund makes a closing purchase transaction when it buys a call option on the same security or contract with has the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered call options. A Fund incurs brokerage expenses in writing covered call options as well as fees for any purchases and sales of the underlying securities or contracts. Writing covered call options may increase a Fund’s portfolio turnover rate. If the value of the instrument underlying a covered call option written by a Fund increases above the option price, the Fund will not benefit from the appreciation. In addition, underlying market and securities prices may not perform as expected, resulting in losses to a Fund.

Covered Put Options. Each Fund may write (sell) covered put options on individual stocks, equity indices and futures contracts, including equity index futures contracts.

A put option is a short-term contract that is generally for no more than nine (9) months. This contract gives the buyer, in return for the premium paid to the seller of the option, the right to sell the underlying security or contract at an agreed upon price prior to the expiration of the option. The buyer can sell the underlying security or contract at the agreed upon price regardless of its market price. A put option is considered “covered” if a Fund that is writing the option has a short position with respect to the instrument underlying the option or has a right to immediately resell the underlying security or contract at a price equal to or greater than the put price. The seller of a put option assumes the risk of the decrease of the value of the underlying instrument and will not benefit from the effect of market price declines on its covering position. If the underlying instrument decreases in value, the buyer could exercise the option and the underlying security or contract could be sold to the seller at a price that is higher than its current market value.

A Fund may terminate its obligation under an outstanding written option by making a “closing purchase transaction.” A Fund makes a closing purchase transaction when it buys a put option on the same security or contract with the same price and expiration date. A Fund will realize a loss if the cost of the closing purchase transaction is more than the amount received from writing the option it is closing out. A closing purchase transaction may only be made on an exchange that has a secondary market for the option with the same price and expiration date. There is no guarantee that a secondary market will exist when a Fund seeks to make a closing purchase transaction.

There are costs and risks associated with writing covered put options. A Fund incurs brokerage expenses in writing covered put options as well as fees for any transactions in the option’s underlying securities or contracts. The portfolio turnover rate of a Fund may increase due to the Fund writing a covered put option. In addition, underlying market and securities prices may not perform as expected resulting in losses to a Fund.

Dealer Options. Each Fund may use Dealer Options. Dealer Options are also known as Over-the-Counter options (“OTC Options”). Dealer options are puts and calls where the strike price, the expiration date and the premium payment are privately negotiated. The Subadvisor considers the creditworthiness and financial strength of the counterparty before entering into an OTC Option.

Puts and Calls. Each Fund may buy options on individual stocks, equity indices and equity futures contracts. A Fund’s purpose in buying these puts and calls is to protect against the effect on its portfolio of adverse changes in market prices. A put option gives the buyer the right to sell a security or contract at an agreed upon date and price. A call option gives the buyer the right to purchase the option’s underlying instrument at an agreed upon date and price.

(9) Rights and Warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time.

(10) Securities Lending. Each Fund may lend its portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, each Fund may use the collateral to satisfy the loan. When cash is received as collateral, each Fund will invest the cash received in short-term instruments to earn additional income and will bear the risk of any loss on such investments.

(11) Short Sales. Each Fund may enter into short sales. A short sale is generally the sale of a security that the seller does not own. In order to engage in a short sale, a Fund arranges with a broker to borrow the security being sold short. The Fund must deposit with the broker collateral, consisting of cash, or marketable securities, to secure the Fund’s obligation to replace the security and segregate liquid assets, so that the total of the amounts deposited with the broker and segregated is equal to the current value of the securities sold short. In addition, the Fund must pay the broker any dividends or interest paid on the borrowed security during the time the short position is open. In order to close out its short position, the Fund will replace the security by a purchasing the security at the price prevailing at the time of replacement. If the price of the security sold short has increased since the time of the short sale, the Fund will incur a loss in addition to the costs associated with establishing, maintaining and closing out the short position. If the price of the security sold short has decreased since the time of the short sale, the Fund will experience a gain to the extent the difference in price is greater than the costs associated with establishing, maintaining and closing out the short position. Each Fund may also engage in “short sales against the box” which involve selling short a security in which the Fund currently holds a position or that the Fund has a right to acquire, while at the same time maintaining its current position in that security or retaining the right to acquire the security.

(12) When-Issued Securities. The Funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining the average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price.

To facilitate these transactions, the Funds will maintain a segregated account with the Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, the Funds will meet its obligations from assets in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow the Funds to hedge against unanticipated changes in interest rates.

Diversification Requirements for the Funds

The Funds intend to meet the diversification requirements of the 1940 Act as currently in effect. Investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of each Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The Aggressive Growth Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

The Large Cap Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial contracts and options thereon.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of each Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

Portfolio Turnover

Generally, the Funds purchases securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with each Fund’s investment objectives. A higher degree of portfolio activity may increase brokerage costs to each Fund.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate. For the fiscal years ended October 31, 2004, October 31, 2003 and October 31, 2002, the Aggressive Growth Fund had a portfolio turnover rate of 107%, 111% and 170%, respectively. For the fiscal year ended October 31, 2004 and for the period June 30, 2003 (commencement of operations) to October 31, 2003, the Large Cap Fund’s turnover ratio was 61% and 32%, respectively.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. The Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Investment Manager will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Funds: the Subadvisor(s); auditors (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Funds (Goodwin Procter LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to Fund auditors and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Funds may provide non-public portfolio holdings information to the following data providers, fund ranking/rating services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Fund may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Funds disclose current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with companies that provide services to the Funds, and review each Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust.

The Board of Trustees and Officers of the Trust, their business addresses, principal occupations and dates of birth are listed below. The Board of Trustees provides broad supervision over the affairs of the Trust and the Funds. Unless otherwise noted, the address of the Trustees and Officers is the address of the Trust: 800 Connecticut Avenue, Norwalk, CT 06854.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	39	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Partner, Hepburn Willcox, Hamilton & Putnam (1977-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee of Professionally Managed Portfolios (15 portfolios); Director, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1985-Present); Managing Director, CISDM at the University of Massachusetts, (1994-Present); President and Chief Executive Officer, Schneeweis Partners, LLC (2001-Present)	39	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	39	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Partner, Hepburn Willcox, Hamilton & Putnam (1977-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee of Professionally Managed Portfolios (19 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1985-Present); Managing Director, CISDM at the University of Massachusetts, (1994-Present); President and Chief Executive Officer, Schneeweis Partners, LLC (2001-Present)	39	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX * OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John Kingston, III DOB: 10/23/65	Trustee since 2004	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998)	39	None

Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002 President since 1999	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993)	39	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Galan G. Daukas DOB: 10/24/63	Chief Financial Officer since 2002	Sr. Vice President, Managers Investment Group LLC (2005-Present); Chief Operating Officer, The Managers Funds LLC, (2002-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000).

Donald S. Rumery DOB: 5/29/58	Treasurer since 1999	Sr. Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004).

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Trustee Share Ownership

	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees:
Jack W. Aber	$10,001 to $50,000	Over $100,000
William E. Chapman, II	$50,001 to $100,000	Over $100,000
Edward J. Kaier	Over $100,000	Over $100,000
Steven J. Paggioli	None	Over $100,000
Eric Rakowski	None	$10,001 to $50,000
Thomas R. Schneeweis	None	$50,001 to $100,000

Interested Trustees:
John Kingston, III	$1 to $10,000	Over $100,000
Peter M. Lebovitz	$10,001 to $50,000	Over $100,000

*	The Managers Funds family of funds consists of The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met twice during the most recent fiscal year.

Trustees’ Compensation

Name of Trustee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber	$3,601	$51,500
William E. Chapman, II*	$3,601	$52,500
Madeline H. McWhinney**	$0	$28,000
Edward J. Kaier	$3,601	$51,500
Steven J. Paggioli	$3,601	$49,000
Eric Rakowski	$3,601	$51,500
Thomas R. Schneeweis	$3,601	$49,000

Interested Trustees:
John Kingston, III	None	None
Peter M. Lebovitz	None	None

*	Mr. Chapman receives an additional $5,000 annually for being the Independent Chariman.

**	Ms. McWhinney retired from the Board of Trustees after the May, 2004 Board of Trustees’ Meeting.

(a)	Compensation is calculated for the Fund’s fiscal year ending October 31, 2004. The Fund does not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2004 for services as Trustees of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

As of February 17, 2005, Charles Schwab & Co., Inc., located at 101 Montgomery Street, San Francisco, CA 94104, a corporation organized under the laws of California “controlled” (within the meaning of the 1940 Act) the Investor Class of the Aggressive Growth Fund, through its ownership of 52% of the shares of the Fund. As of February 17, 2005, Maurice A. Deane, Trustee of a trust located at 200 East 61st Street, Apt. 15E, New York, NY 10021, “controlled” (within the meaning of the 1940 Act) the Institutional Class of the Large Cap Fund, through his ownership of 28% of the shares of the Fund. An entity which “controls” a Fund could have effective voting control over a Fund.

Principal Holders

As of February 17, 2005, the following persons or entities owned of record more than 5% of the outstanding shares of the Funds:

AGGRESSIVE GROWTH-INVESTOR CLASS

Name and Address	Percentage Ownership
Charles Schwab & Co., Inc.[1] Mutual Funds Dept. 101 Montgomery Street San Francisco, CA 94104-4122	52%

Linda R .Gates 2806 Rhone Drive Palm Beach Gardens, Fl. 33410-1264	12%

National Financial Services Corp. Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street P.O. Box 3751 New York, NY 10008-3751	9%

[1]	Broker-dealer omnibus account–holder holding shares on behalf of its customers.

The Trust did not know of any person who, as of February 17, 2005, beneficially owned 5% or more of the Aggressive Growth Fund’s Investor Class shares.

AGGRESSIVE GROWTH-INSTITUTIONAL CLASS

Name and Address	Percentage Ownership
National Financial Services Corp. [1] Attn: Mutual Funds Dept., 5th Floor 200 Liberty Street PO Box 3751 Church Street Station New York, NY 10008-3751	22%

Stephen D. Cutler 100 Fernwood Road Chestnut Hill, MA 02467-2907	22%

Mac & Co.[1] Attn: Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230-3198	6%

[1]	Broker-dealer omnibus account–holder holding shares on behalf of its customers.

The Trust did not know of any person in addition to Mr. Stephen D. Cutler who, as of February 17, 2005, beneficially owned 5% or more of the Aggressive Growth Fund’s Institutional Class shares.

LARGE CAP FUND-INSTITUTIONAL CLASS

Name and Address	Percentage Ownership
Maurice A. Deane TTEE Barbara E. Deane 200 E. 61st Street, Apt 15E New York, NY 10021-8584	28%

Leland Deane 17 Van Wyck Lane Lloyd Harbor, NY 117433-1724	18%

The Carpenter Foundation 711 E. Main Street Medford, OR 97504-7139	10%

Gary K. Deane c/o Arkitektura 96 Greene Street (2nd Floor New York, NY 10012	8%

Gary K. Deane c/o Arkitektura 96 Greene Street (2nd Floor New York, NY 10012	7%

Essex Investment Management LLC[1] 125 High Street, 29th Floor Boston, MA 02110-2702	5%

Frank A Miller Family Foundation 240 Jungle Road Palm Beach, FL 33480-4812	5%

[1]	Essex Investment Management LLC is the beneficial as well as the record owner of its shares.

The Trust did not know of any person in addition to Essex who, as of February 17, 2005, beneficially owned 5% or more of the Large Cap Fund.

Management Ownership

As of February 17, 2005, all management personnel (i.e. Trustees and Officers) as a group owned beneficially less than 1% of each class of the outstanding shares of the Funds.

MANAGEMENT OF THE FUNDS

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Funds. An indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC, serves as distributor to the Funds.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating subadvisors for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust dated October 19, 1999, as amended (the “Investment Management Agreement”), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from the Funds. All or a portion of the investment management fee paid by the Funds to the Investment Manager is used to pay the advisory fees of Essex Investment Management Company, LLC, the subadvisor that manages the assets of the Funds (the “Subadvisor” or “Essex”). The Investment Manager receives no additional compensation from the Funds for its administration services. Essex was selected by the Investment Manager, subject to the review and approval of the Trustees. Essex is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. AMG indirectly owns a majority interest in Essex. As of December 31, 2004, Essex’s assets under management totaled approximately $5.7 billion. Essex’s address is 125 High Street, Boston, MA 02110.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions. Generally, the services which the Subadvisor provides to the Funds are limited to asset management and related recordkeeping services. The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Compensation of Investment Manager and Subadvisor by the Funds

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Funds have agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of each Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing the portfolios, which is also computed daily and paid monthly. The fees paid to the Subadvisor are paid out of the fee the Investment Manager receives from the Funds and does not increase the expenses of the Funds. For the fiscal year ended October 31, 2004, October 31, 2003, and October 31, 2002, the Investment Manager was paid $727,882 $728,179, and $985,270, respectively, under the Investment Management Agreement for the Aggressive Growth Fund. For the fiscal year ended October 31, 2004 and for the period June 30, 2003 (commencement of operations) to October 31, 2003, the Investment Manager was paid $25,401, and $0, respectively, under the Investment Management Agreement with respect to the Large Cap Fund. If the Investment Manager had not agreed to waive all or a portion of its fee in connection with a contractual agreement to limit the Large Cap Fund’s total operating expenses to 1.10% of average daily net assets for the fiscal year ended October 31, 2004 and during the period June 30, 2003 (commencement of operations) to October 31, 2003, the fee under that agreement would have been $50,365 and $1,859, respectively for the Large Cap Fund.

Other Accounts Managed by the Portfolio Managers

Stephen Cutler is the Portfolio Manager for the Aggressive Fund and Stephen Cutler and Malcolm MacColl are the Portfolio Managers for the Large Cap Fund. The Portfolio Managers of the Funds do not manage assets for any other registered investment company or other pooled investment vehicle accounts. Stephen Cutler manages 171 other accounts at Essex having assets of approximately $1.8 billion and Malcolm MacColl manages 65 other accounts at Essex having assets of approximately $1.1 billion. None of the accounts managed or overseen by the Portfolio Managers have performance based advisory fees.

Essex is not aware of any material conflicts of interest in connection with the Portfolio Managers management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. Moreover, Essex has established written policies and procedures relating to its investment management and trading practices, including its trade allocation practices, as part of Essex’s internal controls in order to prevent such conflicts of interest from arising. These policies and procedures are contained in Essex’s Compliance Manual.

Portfolio Manager Compensation

The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm’s profits through a profit-sharing/pension plan. Second, Essex’s professionals receive a year-end bonus based on their personal performance and Essex’s composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefit package including comprehensive family health coverage.

Essex’s yearly investment performance drives the portfolio managers’ incentive portion (“bonus”) of their compensation package. The portfolio managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance. Sixty percent of the evaluation is based on performance of the portfolios and 40% is based on teamwork, communication, and other subjective criteria. Essex also incents them on their 1,2 and 3 year performance track record.

As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm’s future success.

Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

Portfolio Manager Ownership of the Fund

As of October 31, 2004, Stephen Cutler owned over $1,000,000 of the Aggressive Growth Fund and Malcolm MacColl owned between $10,001 and $50,000 of the Aggressive Growth Fund.

Fee Waivers and Expense Limitations

The Investment Manager has contractually agreed, through March 1, 2006, to limit total annual operating expenses for the Large Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.10% subject to later reimbursement by the Large Cap Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See “Managers AMG Funds” in the Prospectus for further information. In addition to any waiver, payment and/or reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee. From time to time since inception of the Funds, the Investment Manager has agreed to waive all or a portion of its fees from the Funds and pay or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund’s performance more competitive as compared to similar funds.

Investment Management and Subadvisory Agreement—Aggressive Growth Fund

Managers Investment Group LLC serves as investment manager to the Funds under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a subadvisory agreement with Essex Investment Management Company, LLC (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days written notice to the other party and to the Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•	developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Fund;

•	determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Fund.

Under the Subadvisory Agreement, Essex is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Fund pays all expenses not borne by its Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

Investment Management and Subadvisory Agreement—Large Cap Fund

Managers Investment Group LLC serves as investment manager to the Fund under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a subadvisory agreement with Essex Investment Management Company, LLC (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days written notice to the other party and to the Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•	developing and furnishing continuously an investment program and strategy for the Fund in compliance with the Fund’s investment objective and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Fund;

•	determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Fund.

Under the Subadvisory Agreement, Essex is responsible for performing substantially these same advisory services for the Investment Manager and the Fund.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Fund pays all expenses not borne by its Investment Manager or Subadvisor including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trust’s Independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Fund a position in any investment which any of the Subadvisor’s other clients may acquire. The Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

Although the Subadvisor makes investment decisions for the Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Fund and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Fund and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse affect on the price or volume of the security to be purchased or sold by the Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Fund.

Approval of Investment Management and Subadvisory Agreements—Aggressive Growth Fund

The Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), has approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor with respect to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Fund, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including fee and expense information for the Fund and other similar mutual funds.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Fund’s other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs, including those related to personal investing, and compliance personnel and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement expense limitations for the Fund.

The Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by the Subadvisor; (b) the qualification and experience of the Subadvisor’s personnel; (c) the Subadvisor’s compliance programs including those related to personal investing, and compliance personnel; and (d) the Subadvisor’s performance in employing its investment strategy. The Trustees also took into account the financial condition of the Investment Manager and Subadvisor and their undertakings to maintain expense limitations for the Funds. In considering the fees to be paid to the Subadvisor under the Subadvisory Agreement, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of the advisory fees received by it, and not by the Fund.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; (D) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (E) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Approval of Investment Management and Subadvisory Agreements—Large Cap Fund

The Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), has approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor with respect to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Fund, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including fee and expense information for the Fund and other similar mutual funds.

The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Fund’s other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs, including those related to personal investing, and compliance personnel and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to implement expense limitations for the Fund.

The Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by the Subadvisor; (b) the qualification and experience of the Subadvisor’s personnel; (c) the Subadvisor’s compliance programs including those related to personal investing, and compliance personnel; and (d) the Subadvisor’s performance in employing its investment strategy. The Trustees also took into account the financial condition of the Investment Manager and Subadvisor and their undertakings to maintain expense limitations for the Funds. In considering the fees to be paid to the Subadvisor under the Subadvisory Agreement, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of the advisory fees received by it, and not by the Fund.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; (D) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (E) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Proxy Voting Policies and Procedures

Proxies for the Funds’ portfolio securities are voted in accordance with Essex’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Reimbursement Agreement

Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Funds. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, Managers Distributors, Inc. (“MDI”) and the Subadvisor, which codes are made applicable to “access persons” of the Trust that are also employees of the Investment Manager, MDI or the Subadvisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, MDI or the Subadvisor may invest in securities, including securities that may be purchased or held by the Funds.

Distribution Arrangements

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC, acts as the distributor in connection with the offering of each Fund’s shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of each Fund’s shares without sales commission or other compensation.

Shares of the Aggressive Growth Fund Investor Class are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, the Aggressive Growth Fund Investor Class shares has agreed to pay the Distributor 0.25% of the average daily net assets of the Aggressive Growth Fund allocable to the Investor Class shares. The Distributor will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer Investor Class shares of the Aggressive Growth Fund to their clients through proprietary mutual fund “supermarkets” and similar platforms.

Shares of the Aggressive Growth Fund Institutional Class shares and shares of the Large Cap Fund Institutional Class shares are both sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Custodian

The Bank of New York (“BNY” or the “Custodian”), 2 Hanson Place, Brooklyn, New York, is the Custodian for the Funds. It is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds. In addition, when the Funds trade in futures contracts and those trades would require the deposit of initial margin with a futures commission merchant (“FCM”), the Funds will enter into a separate special custodian agreement with a custodian in the name of the FCM which agreement will provide that the FCM will be permitted access to the account only upon each Fund’s default under the contract.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, PO Box 9769, Providence, RI, 02940-9769, is the transfer agent (the “Transfer Agent”) for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, reviews each Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities which are held in each Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for each Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

The Trust has entered into arrangements with various brokers pursuant to which a portion of the commissions paid by each Fund may be directed by that Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. In all cases, brokerage recapture arrangements relate solely to expenses of the Funds and not to expenses of the Investment Manager or the Subadvisor.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Funds except portfolio investment management and related record- keeping services.

For the fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002, the Aggressive Growth Fund paid brokerage commissions of $164,396, $402,602, and $491,600, respectively. For fiscal year ended October 31, 2004 and for the period June 30, 2003 (commencement of operations) to October 31, 2003, the Large Cap Fund paid brokerage commissions of $12,461 and $1,723, respectively.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or by the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain recordkeeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Distributor, the Investment Manager and/or the Subadvisor.

Purchase orders received by the Funds before 4:00 p.m. New York Time, c/o Boston Financial Data Services, Inc. at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also receive that day’s offering price, provided the orders the processing organization transmits were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-day holding period for redemption proceeds would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Funds or State Street Bank and Trust Company will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Fund will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Funds reserve the right to redeem shareholder accounts (after 60 days notice) when the value of the Investor Class shares or the Institutional Class shares in the account falls below $5,000 or $100,000, respectively, due to redemptions. The Funds furthermore reserve the right to convert an investor’s Institutional Class shares to Investor Class shares if the investor’s Institutional Class account falls below $100,000 due to redemptions. Whether the Funds will exercise its right to redeem or to convert shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Funds determine that it would be detrimental to the best interest of the remaining shareholders of the Funds to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from each Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under the “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, [Fund number] and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, shares purchased by check are sold before the check has cleared, redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from either Fund into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in the Fund may make an exchange out of the Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

The Funds compute its net asset value for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value per share of each class of the Fund is equal to the value of the Fund’s assets minus liabilities allocable to that class, divided by that class’s shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Funds declare and pays dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Distribution Plan

The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”) with respect to the Investor Class of shares of the Aggressive Growth Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Investor Class shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Investor Class shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Effective March 1, 2002, the Board of Trustees has authorized payments to the Distributor equal on an annual basis to 0.25% of the average annual net assets of the Fund allocable to the Investor Class shares. All payments by the Fund under the Distribution Plan are treated as expenses of the Investor Class and no portion of these payments is allocated to the Institutional Class shares.

CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund’s Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Hedging Transactions. The Fund may engage in various hedging transactions. Under various provisions of the Code, the result of such investments and transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. For example, the tax treatment of futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities and options on futures contracts) will be governed by section 1256 of the Code. Absent a tax election for “mixed straddles” (described below), each such position held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if it were closed out), and all resulting gain or loss will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, with subsequent adjustments made to any gain or loss realized upon an actual disposition of such positions (currently, the 60% long-term portion will be treated as if held for more than 12 months). When the Fund holds an option or contract governed by section 1256 which substantially diminishes the Fund’s risk of loss with respect to another position of its Portfolio not governed by section 1256 (as might occur in some hedging transactions), that combination of positions generally will be a “mixed straddle” that is subject to the straddles rules of section 1092 of the Code. The application of section 1092 might result in deferral of losses, adjustments in the holding periods of the Fund’s securities and conversion of short-term capital losses into long-term capital losses. The Fund may make certain tax elections for its “mixed straddles” that could alter certain effects of section 1256 or section 1092.

Tax Implications of Certain Investments. Certain of a Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund’s shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the

Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Fund may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Fund. Current performance information for the Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in the Fund’s Prospectus.

Average Annual Total Return

The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T	= average annual total return
n	= number of years
ERV	= ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). The Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	= average annual total return (after taxes on distributions)
n	= number of years
ATVD	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). The Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	= average annual total return (after taxes on distributions and redemption)
n	= number of years
ATVDR	= ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. The Fund may also advertise cumulative total return (the actual change in value of an investment in the Fund assuming reinvestment of dividends and capital gains).

Performance Comparisons

The Funds may compare its performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. (“Lipper”) and Morningstar, Inc., (“Morningstar”). Lipper prepares the “Lipper Composite Index,” a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds’ performance may also be compared to the performance of various unmanaged indices such as the Standard & Poor’s 500 Composite Stock Price Index, the Standard & Poor’s 400 Composite Stock Price Index or the Dow Jones Industrial Average.

Massachusetts Business Trust

The Funds are each a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds each represent a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of two classes of shares of the Aggressive Growth Fund – the Institutional Class and the Investor Class.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of the Funds represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Funds, shareholders are entitled to share pro rata in the net assets of each respective Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of each Fund shall be entitled to vote. Each class will vote separately on matters affecting only that class or as otherwise required by law. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of each Fund having a net asset value of at least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or its Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or its Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended October 31, 2004 and the related Notes to Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the Funds’ Annual Report for the fiscal year ended October 31, 2004 filed with the Securities and Exchange Commission. The Funds’ 2004 Annual Report is available without charge by calling Managers at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

Fund	Date of Annual Report; Date of Filing of Annual Report; Accession Number
Essex Aggressive Growth Fund and Essex Large Cap Growth Fund	10/31/04; 1/10/05; 0000720309-05-000018

APPENDIX A

Essex Investment Management Company, LLC

Policies and Procedures for Proxy Voting

Essex Investment Management Company, LLC (EIM) has a contractual agreement with Institutional Shareholders Services (ISS). This service votes proxies for about 300+ institutional and individual clients. In addition, our institutional clients are actually voted according to an agreed upon voting defaults for both Taft-Hartley Union/Public Plan Sponsors and all other clients. Under both services, Essex Investment Management Company, LLC can override a specific proxy vote should we feel the situation is warranted.

Voting Philosophy:

Taft-Hartley/Public Plan Sponsors: Proxy Voter Services (PVS), an independent division of ISS, serves designated Taft-Hartley funds, public plan sponsors and their investment managers with comprehensive proxy voting services. PVS votes proxies in the best long-term economic interest of the plan participants and beneficiaries, conforming to AFL-CIO voting guidelines. In addition to the actual voting process, PVS provides a well researched analysis that meets the fiduciary duty to protect plan assets as required by the U. S. Department of labor and Employee Retirement Income Security Act of 1974.

All other Clients: ISS Voting Agent Service (VAS), an independent division of ISS, serves designated clients with comprehensive proxy voting services. The proxy voting is based on an agreed upon voting criteria that we believe will be in the best interest of the plan participant or individual’s best economic interest. This also meets the fiduciary duty to protect plan assets as required by the U. S. Department of labor and Employee Retirement Income Security Act of 1974.

ISS Proxy Voting Guidelines Summaries for both PVS and VAS voting criteria are available to all clients of EIM upon request.

Operational Procedures:

Account Set-up: Upon legal confirmation that Essex will vote proxies for a new client, EIM will provide the client’s custodian with the appropriate mailing address for the proxy ballots. EIM routinely receives voting reports from ISS to assure that all eligible clients are voting

Proxy Voting Reporting: In accordance with recent Security and Exchange Commission (SEC), EIM is able to provide detailed voting results for a specific client upon request. The detail would include:

1.	The name of the issuer of the portfolio

2.	The CUSIP of the portfolio security

3.	The shareholder meeting date

4.	A description of the matter voted on

5.	Whether the matter was proposed by the issuer or by a security holder

6.	How the proxy question was voted: For or Against the proposal, Abstain or Not Voted, for or withhold regarding election of specific directors.

7.	Whether the vote that was cast was For or Against management’s recommendation.

Account Closing or Discontinuance of Proxy Voting: Should an account terminate EIM as an investment adviser or the client wishes to discontinue Essex as a voting agent, we notify the client custodian and ISS that EIM is no longer the voting agent.

MANAGERS AMG FUNDS

RORER LARGE-CAP FUND

RORER MID-CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED March 1, 2005

You can obtain a free copy of the Prospectus of the Rorer Large-Cap Fund (the “Large-Cap Fund”) and the Rorer Mid-Cap Fund (the “Mid-Cap Fund”) (each a “Fund” and, collectively the “Funds”) dated March 1, 2005 by calling Managers AMG Funds at (800)835-3879 or visiting our website at www.managersinvest.com. The Prospectus provides the basic information about investing in the Funds.

This Statement of Additional Information is not a Prospectus. It contains additional information regarding the activities and operations of the Funds. It should be read in conjunction with the Funds’ Prospectus.

The Financial Statements of the Funds, including the Report of Independent Registered Public Accounting Firm, for the fiscal year ended October 31, 2004, which are included in the Funds’ Annual Report for the fiscal year ended October 31, 2004, are incorporated into this Statement of Additional Information by reference (meaning such documents are legally a part of this Statement of Additional Information). The Annual Report is available without charge by calling Managers Investment Group LLC at (800) 835-3879.

(i)

GENERAL INFORMATION

This Statement of Additional Information relates only to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. Each Fund is a series of shares of beneficial interest of Managers AMG Funds, formed as a Massachusetts business trust (the “Trust”) and part of the Managers Funds Family of Funds. The Trust was organized on June 18, 1999.

This Statement of Additional Information describes the financial history, management and operation of the Funds, as well as each Fund’s investment objectives and policies. It should be read in conjunction with each Fund’s current Prospectus. The Trust’s executive office is located at 800 Connecticut Avenue, Norwalk, CT 06854.

Managers Investment Group LLC, a subsidiary of Affiliated Managers Group, Inc., serves as investment manager to the Funds and is responsible for the overall administration of the Funds. See “Management of the Funds.”

ADDITIONAL INVESTMENT POLICIES

The following is additional information regarding the investment policies used by each Fund in an attempt to achieve its investment objective as stated in its Prospectus. Both Funds are diversified, open-end management investment companies.

Large-Cap Fund – Large-capitalization companies

Under normal circumstances, the Large-Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “large capitalization companies” refers to companies that, at the time of purchase, have market capitalizations of at least $7 billion.

Mid-Cap Fund – Mid-capitalization companies

Under normal circumstances, the Mid-Cap Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-capitalization companies. This policy may not be changed without providing shareholders 60 days notice. The term “mid-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations between $1 billion and the upper limit of the S&P 400 MidCap Index.

Investment Techniques and Associated Risks

The following are descriptions of the types of securities that may be purchased by the Funds. Also see “Quality and Diversification Requirements of the Funds.”

(1) Common Stocks. The Funds may invest in common stocks. Common stocks are securities that represent a unit of ownership in a corporation. The Funds’ transactions in common stock represent “long” transactions where the Funds own the securities being sold, or will own the securities being purchased.

(2) Cash Equivalents. The Funds may invest in cash equivalents. Cash equivalents include certificates of deposit, bankers acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers Acceptances. The Funds may invest in bankers acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity.

Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. The Funds may invest in certificates of deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Commercial Paper. The Funds may invest in commercial paper. Commercial Paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of less than nine months. Eurodollar commercial paper refers to promissory notes payable in U.S. dollars by European issuers.

Repurchase Agreements. The Funds may enter into repurchase agreements with brokers, dealers or banks. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements will be short, and at no time will the Funds enter into repurchase agreements for more than seven days.

Repurchase agreements could have certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, realization of disposition of the collateral by a Fund may be delayed or limited.

(3) Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The price reflects the interest rates in effect for the term of the agreement. For the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), a reverse repurchase agreement is also considered as the borrowing of money by a Fund and, therefore, a form of leverage which may cause any gains or losses for the Fund to become magnified.

The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Funds will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the reverse repurchase agreement itself. The Funds will establish and maintain a separate account with the Custodian that contains liquid assets in an amount which is at least equal to the amount of its purchase obligations under the reverse repurchase agreement.

(4) Securities Lending. The Funds may lend their portfolio securities in order to realize additional income. This lending is subject to each Fund’s investment policies and restrictions. Any loan of portfolio securities must be secured at all times by collateral that is equal to or greater than the value of the loan. If a borrower defaults, a Fund may use the collateral to satisfy the loan. When cash is received as collateral, a Fund will invest the cash received in short-term instruments to earn additional income. The Fund will also bear the risk of any loss on such investments.

Diversification Requirements for the Funds

Each Fund intends to meet the diversification requirements of the 1940 Act as currently in effect.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the relevant Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

2

Each Fund may not:

(1) Issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund’s investment policies, are not deemed to be senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund’s investment policies, shall not constitute borrowing.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

(4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund’s assets will not constitute a violation of the restriction.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the SEC Industry Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission (“SEC”).

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Portfolio Turnover

Generally, the Funds purchase securities for investment purposes and not for short-term trading profits. However, the Funds may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the relevant Fund’s investment objectives. A higher degree of portfolio activity may increase brokerage costs to the Funds.

The portfolio turnover rate is computed by dividing the dollar amount of the securities which are purchased or sold (whichever amount is smaller) by the average value of the securities owned during the year. Short-term investments such as commercial paper, short-term U.S. Government securities and variable rate securities (those securities with intervals of less than one-year) are not considered when computing the portfolio turnover rate.

For the period December 19, 2001 (commencement of operations) through October 31, 2002, and the periods ended October 31, 2003, and October 31, 2004, the portfolio turnover rate for the Large-Cap Fund was 36%, 42%, and 75%, respectively. For the period December 19, 2001 (commencement of operations) through October 31, 2002, and the periods ended October 31, 2003, and October 31, 2004, the portfolio turnover rate for the Mid-Cap Fund was 58%, 57%, and 411%, respectively.

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. Each Fund will disclose its portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on its website. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the Investment Manager that the disclosures are in the best interests of Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the Fund), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the Investment Manager will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about the Funds’ portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The Funds may regularly provide non-public portfolio holdings information to the following third parties in the normal course of their performance of services to the Fund: the Subadvisor(s); auditors (PricewaterhouseCoopers LLP); the custodian (The Bank of New York); financial printers (R.R. Donnelly, Morton Graphics, Merrill Corp.); counsel to the Fund (Goodwin Procter LLP) or counsel to the Funds’ independent trustees (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisor(s) and the custodian. Disclosures of portfolio holdings information will be made to Fund auditors and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of Fund operations. Disclosures of portfolio holdings information may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. In addition, the Fund may provide non-public portfolio holdings information to the following data providers, fund ranking/ratings services, and fair valuation services: Lipper, Morningstar, and FT Interactive. The Funds may disclose month-end portfolio holdings information to each of Lipper and Morningstar generally between approximately 1 and 15 days following the end of each month. The Funds disclose current portfolio holdings information to FT Interactive on a daily basis on connection with fair valuation services.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the

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information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of Fund portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that (a) any Trustee may resign or retire; (b) any Trustee may be removed with or without cause by two-thirds of the remaining Trustees; and (c) any Trustee may be removed by action of two-thirds of the outstanding shares of the Trust. The President, Treasurer and Secretary of the Trust are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chosen and qualified.

Independent Trustees

The Trustees shown in the table below are not “interested persons” of the Trust within the meaning of the 1940 Act:

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	39	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

William E. Chapman, II DOB: 9/23/41	Trustee since 1999, Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corp. (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Partner, Hepburn Willcox Hamilton & Putnam (1977-Present)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999)	39	Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Series Trust (1 portfolio)

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NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Steven J. Paggioli DOB: 4/3/50	Trustee since 2004	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	39	Trustee of Professionally Managed Portfolios (19 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 2004	Professor of Finance, University of Massachusetts (1985-Present); Managing Director, CISDM at the University of Massachusetts, (1994-Present); President and Chief Executive Officer, Schneeweis Partners, LLC (2001-Present)	39	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The Trustees shown in the table below are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Kingston is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE/OFFICER	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
John Kingston, III DOB: 10/23/65	Trustee since 2004	Senior Vice President and General Counsel, (2002-Present), Affiliated Managers Group, Inc.; Vice President and Associate General Counsel, Affiliated Managers Group, Inc. (1999-2002); Director and Secretary, Managers Distributors, Inc. (2000-Present); Secretary, Managers AMG Funds (1999-2004); Served in a general counseling capacity, Morgan Stanley Dean Witter Investment Management, Inc. (1998-1999); Associate, Ropes and Gray (1994-1998)	39	None

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Peter M. Lebovitz DOB: 1/18/55	Trustee since 2002 President since 1999	President and Chief Executive Officer, The Managers Funds LLC (1999-Present); President, Managers Distributors, Inc. (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Mgmt., Inc. (1989-1993)	39	None

*	The fund complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

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Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Galan G. Daukas DOB: 10/24/63	Chief Financial Officer since 2002	Chief Operating Officer, The Managers Funds LLC, (2002-Present); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2002-Present); Chief Operating Officer and Chairman of the Management Committee, Harbor Capital Management Co., Inc. (2000-2002); Chief Operating Officer, Fleet Investment Advisors (1992-2000)

Donald S. Rumery DOB: 5/29/58	Treasurer since 1999	Director, Finance and Planning, The Managers Funds LLC, (1994-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Secretary, The Managers Funds (1997-2004); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004)

Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

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Trustee Share Ownership

	Dollar Range of Equity Securities in the Funds Beneficially Owned as of December 31, 2004	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies* Beneficially Owned as of December 31, 2004
Independent Trustees: Jack W. Aber William E. Chapman, II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	None $10,001 to $50,000 None None None None	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $10,001 to $50,000 $50,001 to $100,000

Interested Trustees: John Kingston, III Peter M. Lebovitz	None None	Over $100,000 Over $100,000

*	The Managers Funds Family of Funds consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Audit Committee

The Board of Trustees has an Audit Committee consisting of the independent Trustees. Under the terms of its charter, the Committee: (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors’ review of the Fund’s financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust’s independent auditors; (d) meets periodically with the independent auditors to review the annual audits of the series of the Trust, including the audit of the Fund, and pre-approve the audit services provided by the independent auditors; (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors’ status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. [The Audit Committee met twice during the most recent fiscal year]

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Trustees’ Compensation

Compensation Table:

Name of Trustee	Aggregate Compensation from the Funds (a)		Total Compensation from the Fund Complex Paid to Trustees (b)
Independent Trustees:
Jack W. Aber		$55		$51,500
William E. Chapman, II*		$55		$52,500
Madeline H. McWhinney** Edward J. Kaier	$ $	0 55	$ $	28,000 51,500
Steven J. Paggioli		$55		$49,000
Eric Rakowski		$55		$51,500
Thomas R. Schneeweis		$55		$49,000

Interested Trustees:
John Kingston, III		None		None
Peter M. Lebovitz		None		None

*	Mr. Chapman receives an additional $5,000 annually for being the Lead Independent Trustee.

**	Ms. McWhinney retired from the Board of Trustees after the May, 2004 Board of Trustees’ Meeting.

(a)	Compensation is calculated for the Funds’ fiscal year ended October 31, 2004. The Funds do not provide any pension or retirement benefits for the Trustees.

(b)	Total compensation includes compensation paid during the 12-month period ending October 31, 2004 for services as Trustees of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

Rorer Asset Management LLC, a limited liability company organized under the laws of Delaware and located at Eight Tower Bridge, 161 Washington Street, Ste. 1500, Conshohocken, PA, 19428 “controlled” (within the meaning of the 1940 Act) the Mid-Cap Fund. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority interest in Rorer. An entity or person which “controls” a particular Fund could have effective voting control over that Fund.

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Principal Holders

As of February 16, 2005, the following persons or entities owned of record more than 5% of the outstanding shares of the Large-Cap Fund:

Name and Address	Percentage Ownership
Pershing LLC [1]	24%
PO Box 2052
Jersey City, NJ 07303-2052

Rorer Asset Management LLC [2]	19%
Eight Tower Bridge,
161 Washington Street,
Ste. 1500,
Conshohocken, PA, 19428

UBS Financial Services, Inc. [1]	15%
PO Box 3321, 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

National Financial Services Corporation [1]	9%
200 Liberty Street
(Mutual Fund Department, 5th Floor)
New York, NY 10008-3751

[1]	This shareholder is an omnibus processing organization that holds Fund shares on behalf of its customers.

[2]	Rorer Asset Management LLC is the beneficial as well as the record owner of its shares.

The Trust did not know of any person in addition to Rorer Asset Management LLC who, as of February 16, 2005, beneficially owned 5% or more of the Large-Cap Fund’s shares.

As of February 16, 2005, the following persons or entities owned of record more than 5% of the outstanding shares of the Mid-Cap Fund:

Name and Address	Percentage Ownership
Rorer Asset Management LLC [1]	25%
Eight Tower Bridge, 161 Washington Street,
Ste. 1500,
Conshohocken, PA, 19428

MCB Trust Services	7%
(as agent for Citizens Bank)
870 Westminster
Providence, RI 02902-0001

[1]	Rorer Asset Management LLC is the beneficial as well as the record owner of its shares.

The Trust did not know of any person in addition to Rorer Asset Management LLC who, as of February 16, 2005, beneficially owned 5% or more of the Mid-Cap Fund’s shares.

Management Ownership

As of February 16, 2005, all management personnel (i.e., Trustees and Officers) as a group beneficially owned less than 1% of the outstanding shares of the Large-Cap Fund.

As of February 16, 2005, all management personnel (i.e., Trustees and Officers) as a group beneficially owned 2% of the outstanding shares of the Mid-Cap Fund.

MANAGEMENT OF THE FUND

Investment Manager and Subadvisor

The Trustees provide broad supervision over the operations and affairs of the Trust and the Funds. Managers Investment Group LLC (the “Investment Manager”) serves as investment manager to the Funds. An indirect wholly-owned subsidiary of Affiliated Managers Group, Inc. (“AMG”) serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers

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Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC, serves as distributor of the Fund.

The Investment Manager and its corporate predecessors have had over 20 years of experience in evaluating sub-advisers for individuals and institutional investors. As part of its services to the Funds under an investment management agreement with the Trust dated October 19, 2000, as amended by subsequent Letter Agreements (the “Investment Management Agreement”), the Investment Manager also carries out the daily administration of the Trust and Funds. For its investment management services, the Investment Manager receives an investment management fee from each Fund. All or a portion of the investment management fee paid by each Fund to the Investment Manager is used to pay the advisory fees of Rorer Asset Management, LLC, the subadvisor that manages the assets of each Fund (the “Subadvisor” or “Rorer”). The Investment Manager receives no additional compensation from the Funds for its administration services. Rorer was selected by the Investment Manager, subject to the review and approval of the Trustees. Rorer is the successor firm to Rorer Asset Management which was formed in 1978. AMG indirectly owns a majority interest in Rorer. As of December 31, 2004, Rorer’s assets under management totaled approximately $4.7 billion. Rorer’s address is Eight Tower Bridge,161 Washington Street, Ste. 1500, Conshohocken, PA, 19428.

The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each Fund’s investment objectives, policies and restrictions. Generally, the services which the Subadvisor provides to the Funds are limited to asset management and related record keeping services. The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the Investment Manager or its affiliates.

Compensation of Investment Manager and Subadvisor by the Fund

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, each Fund has agreed to pay the Investment Manager an investment management fee, which is computed daily as a percentage of the average of the value of the net assets of the respective Fund and may be paid monthly. As compensation for the investment management services rendered and related expenses under the subadvisory agreement, the Investment Manager has agreed to pay the Subadvisor a fee (net of all mutually agreed upon fee waivers and reimbursements required by applicable law) for managing each portfolio, which is also computed daily and paid monthly. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of the Funds.

For the period December 19, 2001 (commencement of operations) through October 31, 2002 and for the fiscal years ended October 31, 2003 and October 31, 2004, no fees were paid under the Investment Management Agreement with respect to the Large-Cap Fund and the Mid-Cap Fund. If the Investment Manager had not agreed to waive all or a portion of its fee in connection with a contractual agreement to limit each of the Fund’s total operating expenses to 1.40% of average daily net asset during the periods, the fee under that agreement would have been $1,862, $7,045, and $10,452 for the Large-Cap Fund and $1,609, $3,027, and $11,190 for the Mid-Cap Fund, respectively.

Other Accounts Managed by the Portfolio Managers

Edward C. Rorer and Clifford B. Storms, Jr. are the Portfolio Managers for the Funds. The Portfolio Managers of the Funds also manage one (1) other registered investment company account having assets of approximately $3.2 million. The Portfolio Managers do not manage other pooled investment accounts. The Portfolio Managers over 22,000 other accounts having assets of $5.5 billion. None of the accounts managed or overseen by the Portfolio Managers have performance based advisory fees.

No material conflicts of interest exist regarding the firm’s “side-by-side” management. Below is some background information relating to this area:

Rorer also serves as a sub-adviser to the John Hancock Core Value Trust (“Trust”), and also provides investment advisory services to other Large Cap and Mid Cap Separate Accounts. The Rorer Large-Cap Fund and Rorer Mid-Cap Fund (the “Funds”) are managed similarly to the Trust and other separate accounts in that the same

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investment recommendations are made for the Funds that are also recommended to the Trust and other client accounts of the same strategy. All trade allocation decisions are made among client accounts on a fair and equitable basis to ensure that no single relationship has a trading advantage. All trading relationships are traded on a rotational basis alphabetically.

Rorer also manages a Large Cap and Mid Cap Profit Sharing Plan (the “Plans”) similar to its Large Cap and Mid Cap client accounts and mutual funds and may buy or sell securities for its Plans that it also recommends to its clients. Any such transactions are consistent with recommendations being made to clients (including the Funds), and any trades for the Plans are executed last in the firm’s trading rotation. In addition, Rorer’s employees are permitted to invest in securities (including those recommended to clients/funds) for their own accounts, but only in accordance with Rorer’s procedures governing personal investing.

Portfolio Manager Compensation

Portfolio managers are compensated based on a fixed salary including firm ownership and participation in the Rorer Asset Management Profit Sharing Plan.

Compensation is not based on the value of assets held in the Funds’ portfolios.

Portfolio Manager Ownership of the Fund

As of October 31, 2004, the Portfolio Managers did not beneficially own shares of the Funds.

Fee Waivers and Expense Limitations

The Investment Manager has contractually agreed, through March 1, 2006, to limit total annual operating expenses for the Large-Cap Fund and the Mid-Cap Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.40%, respectively, subject to later reimbursement by the Fund in certain circumstances. The waiver may, at the discretion of the Investment Manager, be continued beyond such point. See “Managers AMG Funds” in the Prospectus for further information. The Investment Manager has decided to waive all or a portion of its fees from the Funds or reimburse expenses to the Funds for a variety of reasons, including attempting to make each Fund’s performance more competitive as compared to similar funds.

Investment Management and Subadvisory Agreements

Managers Investment Group LLC serves as investment manager to the Funds under the Investment Management Agreement. The Investment Management Agreement permits the Investment Manager to from time to time engage one or more sub-advisers to assist in the performance of its services. Pursuant to the Investment Management Agreement, the Investment Manager has entered into a Subadvisory agreement with Rorer (the “Subadvisory Agreement”).

The Investment Management Agreement and the Subadvisory Agreement shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) by the Investment Manager or (in the case of the Subadvisory Agreement) by the Subadvisor on not more than 60 days’ written notice to the other party and to the Funds. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

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The Investment Management Agreement provides that the Investment Manager is specifically responsible for:

•	developing and furnishing continuously an investment program and strategy for the Funds in compliance with each Fund’s investment objectives and policies as set forth in the Trust’s current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the Funds;

•	determining (subject to the overall supervision and review of the Board of Trustees of the Trust) what investments shall be purchased, held, sold or exchanged by the Funds and what portion, if any, of the assets of the Funds shall be held in cash or cash equivalents; and

•	making changes on behalf of the Trust in the investments of the Funds.

Under the Subadvisory Agreement, Rorer is responsible for performing substantially these same advisory services for the Investment Manager and the Funds.

The Investment Management Agreement also provides that the Investment Manager shall furnish the Funds with office space and facilities, services of executives and administrative personnel and certain other administrative services. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Funds pay all expenses not borne by their Investment Manager or Subadvisor including, but not limited to, the charges and expenses of each Fund’s custodian and transfer agent, independent auditors and legal counsel for the Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, Subadvisor or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Funds or otherwise.

Although the Subadvisor makes investment decisions for the Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the Funds and another client of a Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the Funds. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the Funds.

Approval of Investment Management and Subadvisory Agreements

The Board of Trustees, including a majority of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), has approved the Investment Management Agreement with the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor with respect to the Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements for the Fund, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including fee and expense information for the Fund and other similar mutual funds.

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The Trustees reviewed information provided by the Investment Manager relating to its operations and personnel. Among other things, the Investment Manager provided a balance sheet and income statement, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account similar information provided periodically throughout the previous year by the Investment Manager relating to its performance of similar duties for other series of the Trust. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the Investment Manager’s administrative capabilities including its ability to supervise the Fund’s other service providers; (b) the manner in which the Investment Manager will monitor the Subadvisor’s investment performance; (c) the Investment Manager’s compliance programs including those related to personal investing, and compliance personnel and (d) the Investment Manager’s performance of substantially similar duties for other series of the Trust. The Trustees also took into account the financial condition of the Investment manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment manager’s undertaking to implement expense limitations for the Fund.

The Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other things, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, the Fund’s competitors and relevant benchmarks and descriptions of the Subadvisor’s investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices. In the course of their deliberations, the Trustees evaluated, among other things; (a) the services to be rendered by the Subadvisor; (b) the qualification and experience of the Subadvisor’s personnel; (c) the Subadvisor’s compliance programs including those related to personal investing, and compliance personnel; and (d) the Subadvisor’s performance in employing its investment strategy. The Trustees also took into account the financial condition of the Investment Manager and Subadvisor and their undertakings to maintain expense limitations for the Fund. In considering the fees to be paid to the Subadvisor under the Subadvisory Agreement, the Trustees noted that the subadvisory fees are paid by the Investment manager out of the advisory fees received by it, and not by the Fund.

The Trustees reached the following conclusions regarding the Investment Management Agreement and Subadvisory Agreement, among others: (A) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; (B) the Subadvisor is qualified to manage the Fund’s assets in accordance with its investment objectives and policies; (C) the Investment Manager and Subadvisor maintain appropriate compliance programs; (D) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (E) the Fund’s advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Investment Manager and the Subadvisor.

Based on their conclusions, the Trustees determined that approval of the Investment Management and Subadvisory Agreements would be in the interests of the Fund and its shareholders.

Proxy Voting Policies and Procedures

Proxies for the Fund’s portfolio securities are voted in accordance with Rorer’s proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information, except that for a proxy with respect to shares of an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors.

Reimbursement Agreement

Under the Investment Management Agreement, the Investment Manager provides a variety of administrative services to the Funds. Pursuant to a Reimbursement Agreement between the Investment Manager and Rorer, Rorer reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

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Code of Ethics

The Trustees have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act on behalf of the Trust. The Code of Ethics of the Trust incorporates the codes of ethics of the Investment Manager, Managers Distributors, Inc. (“MDI”) and the Subadvisor, which codes are made applicable to “access persons” of the Trust that are also employees of the Investment Manager, MDI or the Subadvisor, respectively. In combination, these codes of ethics generally require access persons to preclear any personal securities investment (with limited exceptions such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. Subject to compliance with these preclearance procedures, access persons of the Trust who are also access persons of the Investment Manager, MDI or the Subadvisor may invest in securities, including securities that may be purchased or held by the Funds.

Distribution Arrangements

Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Managers Investment Group LLC, acts as the distributor in connection with the offering of the Funds’ shares. The Distributor bears certain expenses associated with the distribution and sale of shares of the Funds. The Distributor acts as agent in arranging for the sale of the Funds’ shares without sales commission or other compensation.

Shares of the Funds are sold without a sales load but are subject to the expenses of a Rule 12b-1 Plan of Distribution. In accordance with the terms of the Plan of Distribution, the Funds have agreed to pay the Distributor 0.25% of the average daily net assets of the Funds. The Distributor will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer shares of the Funds to their clients through proprietary mutual fund “supermarkets” and similar platforms.

The Distribution Agreement may be terminated by either party under certain specified circumstances and will automatically terminate on assignment in the same manner as the Investment Management Agreement. The Distribution Agreement may be continued annually so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

Custodian

The Bank of New York (“BNY” or the “Custodian”), 2 Hanson Place, Brooklyn, New York, is the Custodian for the Funds. The Custodian is responsible for holding all cash assets and all portfolio securities of the Funds, releasing and delivering such securities as directed by the Funds, maintaining bank accounts in the names of the Funds, receiving for deposit into such accounts payments for shares of the Funds, collecting income and other payments due the Funds with respect to portfolio securities and paying out monies of the Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub-custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

PFPC, PO Box 9769, Providence, RI, 02940-9769 is the transfer agent (the “Transfer Agent”) for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Funds, reviews each of the Fund’s federal and state income tax returns and may provide other audit, tax, and related services.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides that the Subadvisor place all orders for the purchase and sale of securities which are held in each Fund’s portfolios. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for the Funds, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause the Funds to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Subadvisor. The Funds may purchase and sell portfolio securities through brokers who provide the Funds with research services.

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by each Fund may be directed by the Fund to pay expenses of the Fund. Consistent with its policy and principal objective of seeking best execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for the Funds. In all cases, brokerage recapture arrangements relate solely to expenses of the Fund and not to expenses of the Investment Manager or the Subadvisor.

The Trustees will periodically review the total amount of commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to the Funds except portfolio investment management and related record-keeping services.

During the period December 19, 2001 (commencement of operations) to October 31, 2002 and for the fiscal years ended October 31, 2003 and October 31, 2004, the Large-Cap Fund paid brokerage commissions of $637, $1,364, and $3,186 respectively. During the period December 19, 2001 (commencement of operations) to October 31, 2002 and the fiscal years ended October 31, 2003 and October 31, 2004, the Mid-Cap Fund paid brokerage commissions of $3,614, $766, and $13,818, respectively.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts with the Funds through their financial planners or investment professionals, or through the Trust in limited circumstances as described in the Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients, other investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans. There are no charges by the Trust for being a customer for this purpose. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

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Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The Funds may from time to time make payments to such broker-dealers or processing organizations for certain record keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations may receive compensation from the Trust’s Investment Manager and/or the Subadvisor.

Purchase orders received by the Funds before 4:00 p.m. New York Time, c/o PFPC at the address listed in the Prospectus on any Business Day will receive the net asset value computed that day. Orders received after 4:00 p.m. from certain processing organizations, which have entered into special arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were accepted by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent.

Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations which have entered into special arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. Dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. However, during this 15-day period, such shareholder may exchange such shares into any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15-day holding period for redemptions would still apply to shares purchased through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. Third-party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to the Trust or the Custodian will be accepted.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Redeeming Shares

Any redemption orders received in paper form by the Trust before 4:00 p.m. New York Time on any Business Day will receive the net asset value determined at the close of regular business of the New York Stock Exchange on that day. Orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day, provided the orders the processing organization transmits to the Fund were received by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York Time will be redeemed at the net asset value determined at the close of trading on the next Business Day. Redemption orders transmitted to the Trust at the address indicated in the Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. Each Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund’s shares in the account falls below $5,000 due to redemptions. Whether the Funds will

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exercise their right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If a Fund determines that it would be detrimental to the best interest of the remaining shareholders of the Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, [Fund number] and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading on the NYSE is restricted by the SEC, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Exchange of Shares

An investor may exchange shares from the Funds into shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II. Since an exchange is the sale of shares of the fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a Fund may make an exchange out of that Fund only if following the exchange the investor would continue to meet the Fund’s minimum investment amount. Settlement on the purchase of shares of any series of Managers AMG Funds, The Managers Funds, Managers Trust I or Managers Trust II will occur when the proceeds from the redemption become available. Shareholders are subject to federal income tax and may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

Net Asset Value

The Funds compute their net asset value once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of regular trading of the NYSE, usually 4:00 p.m. New York Time. The net asset value will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York Time.

The net asset value of each Fund is equal to the value of that Fund (assets minus liabilities) divided by the number of Fund shares outstanding. Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sale price or, lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees.

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Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares, and no compensation or other consideration is received by the Fund, the Investment Manager or any other party in this regard.

Dividends and Distributions

The Funds declare and pay dividends and distributions as described in the Prospectus.

If a shareholder has elected to receive dividends and/or their distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distribution will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

Distribution Plan

The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”). Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Funds are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of shares, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. Under the Distribution Plan, the Board of Trustees has authorized payments to Managers Distributors, Inc. equal to 0.25% of the daily net assets on an annual basis of each Fund.

CERTAIN TAX MATTERS

The following summary of certain federal tax income considerations is based on current law, is for general information only and is not tax advice. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or brokerage dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws.

EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN, AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of Funds—in General

The following discussion is a general summary of certain current federal income tax laws regarding the Funds and investors in the shares. Each Fund intends to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), although it cannot give complete assurance that it will qualify to do so. Accordingly, each Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived

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with respect to its business of investing in such stock, securities or currencies (the “90% test”); and (b) invest the Fund’s assets (as of the close of each quarter of the taxable year) in such a manner that (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets be invested in the securities (other than Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and are engaged in the same or similar trades or businesses or related trades or businesses.

If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder’s basis in the shareholder’s shares would be taxable as gain realized from the sale of such shares.

If each Fund qualifies as a regulated investment company, it will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year each Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (excluding tax-exempt interest income and not taking into account any capital gains or losses) for the calendar year, and its net capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year end. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund’s Investments

Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In general, in the case of a debt security that has a fixed maturity date of more than one year from the date of issue and has market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions. Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test,

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and require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

Tax Implications of Certain Investments. Certain of a Fund’s investments, including investments in stripped securities, will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. The character of a Fund’s taxable income will, in most cases, be determined on the basis of reports made to the Fund by the issuers of the securities in which they invest. The tax treatment of certain securities in which a Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities could result in adjustments to the income of the Fund.

Federal Income Taxation of Shareholders

Distributions of net realized short-term capital gains by the Fund to shareholders who are liable for federal income taxes will generally be taxed as ordinary income to such shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the “Jobs and Growth Act”), ordinary income distributions relating to dividend income received by the Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. The Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gains will be taxed as long-term capital gains regardless of how long such shareholders have held shares of the Fund. These provisions apply whether the dividends and distributions are received in cash or reinvested in additional shares. Any loss realized upon the redemption of shares within 6 months from the date of their purchase will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains during such 6-month period. Losses incurred on the sale of shares of the Fund may be required to be deferred in the event the shareholder acquires other Fund shares within 30 days prior to the sale of the loss shares or 30 days after such sale.

Dividends paid by each Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund’s dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund’s gross income may be from qualifying dividends of domestic corporations.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions by a Fund can result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of

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buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital.

Foreign Shareholders

Dividends of net investment income and distributions of net realized short-term gain in excess of net long-term loss to a shareholder who is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a “foreign shareholder”) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as “backup withholding” at the current rate of 30% for the calendar year 2003 from distributions treated as long-term capital gains and from the proceeds of redemptions, exchanges or other dispositions of a Fund’s shares unless an appropriate IRS Form W8-BEN or W8-IMY as appropriate is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a non-resident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

Foreign Taxes

Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

Tax-Exempt Investors

If a shareholder that is a benefit plan investor (e.g., an individual retirement account, pension plan, 401(k) plan, or Keogh plan) or charitable organization (a “Tax-Exempt Investor”) incurs debt to finance the acquisition of its shares, a portion of the income received by the Tax-Exempt Investor with respect to its shares would constitute unrelated business taxable income (“UBTI”). In that case, the UBTI portion of the Tax-Exempt Investor’s income from its investment in a Fund for the year generally would equal the total income from its investment in the Fund recognized by the Tax-Exempt Investor in that year multiplied by the ratio of the Tax-Exempt Investor’s average acquisition debt balance to the average tax basis of its shares for the year. A Tax-Exempt Investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

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State and Local Taxes

Each Fund may also be subject to state and/or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult with their own tax advisers concerning the foregoing state and local tax consequences of investing in a Fund.

Other Taxation

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS ABOUT THE APPLICATION OF THE PROVISIONS OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN THE FUND IN LIGHT OF THEIR PARTICULAR TAX SITUATIONS.

PERFORMANCE DATA

From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for each of the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information and in each Fund’s current Prospectus.

Average Annual Total Return

The Funds may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods that the Funds has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P (1 + T) n = ERV

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of the hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period

The formula assumes that any charges are deducted from the initial $1,000 payment and assumes that all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period.

After Tax and Cumulative Returns

Average Annual Total Return (after taxes on distributions). Each Fund may also advertise average annual total return (after taxes on distributions) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVD

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions)
n	=	number of years
ATVD	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

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The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (after taxes on distributions and redemptions). Each Fund may also advertise average annual total return (after taxes on distributions and redemption) for 1-, 5-, and 10-year periods or for such lesser period as the Fund has been in existence. Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:

P(1+T)n = ATVDR

In the above formula, P = a hypothetical initial payment of $1,000

T	=	average annual total return (after taxes on distributions and redemption)
n	=	number of years
ATVDR	=	ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by each Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by each Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

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The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Cumulative Total Return. The Funds may also advertise cumulative total return (the actual change in value of an investment in a Fund assuming reinvestment of dividends and capital gains.

Performance Comparisons

The Funds may compare their performance to the performance of other mutual funds having similar objectives. This comparison must be expressed as a ranking prepared by independent services or publications that monitor the performance of various mutual funds such as Lipper, Inc. (“Lipper”) and Morningstar, Inc., (“Morningstar”). Lipper prepares the “Lipper Composite Index,” a performance benchmark based upon the average performance of publicly offered stock funds, bond funds, and money market funds as reported by Lipper. Morningstar, a widely used independent research firm, also ranks mutual funds by overall performance, investment objectives and assets. The Funds’ performance may also be compared to the performance of various unmanaged indices such as the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Russell 3000 Index, the Russell 1000 Index, the Russell 3000 Value Index, the Russell 1000 Value Index, the S&P 500/Barra Value Index and the S&P MidCap 400/Barra Value Index.

Massachusetts Business Trust

The Funds are series of a “Massachusetts Business Trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or

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undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of the Funds or to a shareholder, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the Funds for any satisfaction of claims arising in connection with the affairs of the Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which the Funds represent separate series of shares of beneficial interest. See “Massachusetts Business Trust” above.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in the Funds or assets of another series, if applicable. Each share of a Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Business Trust” above. Shares of the Funds have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and in this Statement of Additional Information.

The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Declaration of Trust of the Trust.

Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee from office. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust. In addition, whenever ten or more shareholders of record who have been shareholders of record for at least six months prior to the date of the application, and who hold in the aggregate either shares of the Funds having a net asset value of at

27

least $25,000 or at least 1% of the Trust’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any of the Trustees and accompanies by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed shareholder communication and form of request. If the Trustees elect to follow the latter, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more objections or refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more objections, the SEC shall find, after notice and opportunity for a hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset value procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of the additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of the Fund, to the extent required by the 1940 Act.

Additional Information

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington DC.

Statements contained in the Statement of Additional Information and the Prospectus concerning the contents or any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus or this Statement of Additional Information, in connection with the offer of shares of the Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements for the fiscal year ended October 31, 2004 and the related Notes to the Financial Statements for the Funds, as well as the Report of Independent Registered Public Accounting Firm by PricewaterhouseCoopers LLP, are incorporated by reference into this Statement of Additional Information from the

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Funds’ Annual Report for the fiscal year ended October 31, 2004, filed with the Securities and Exchange Commission. The Funds’ 2004 Annual Report and reports is available without charge by calling Managers AMG Funds at (800) 835-3879 or by visiting our website at www.managersinvest.com or on the SEC’s website at www.sec.gov.

Funds	Date of Annual Report; Date of Filing Of Annual Report; Accession Number
Rorer Large-Cap Fund and Rorer Mid-Cap Fund	10/31/2004; 1/10/05; 0000720309-05-000017

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Rorer Asset Management, LLC

Proxy Voting Policies & Procedures

Applicable to

Rorer Mid Cap Fund and Rorer Large Cap Fund

Rorer has contracted with ISS, a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. Shown below is a summary of ISS proxy voting guidelines on a number of commonly presented proxy voting issues. While ISS makes the proxy vote recommendations, Rorer retains the ultimate authority on deciding how to vote. In general, it is Rorer’s policy to vote in accordance with ISS’s recommendations. However, in the event that Rorer disagrees with ISS’s proxy voting recommendations(s), such disagreement will be documented.

Conflicts of Interest

Rorer’s Compliance Department monitors for conflicts between the interests of the Fund and the interests of Rorer. When Rorer determines that such a conflict of interest arises, Rorer will vote in accordance with ISS’s recommendations, foregoing its right to veto such recommendations.

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS’s proxy voting policy guidelines.

1. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

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Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

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Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

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Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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PART C

To the Registration Statement of

Managers AMG Funds (the “Trust”)

Item 23.	Exhibits.

Exhibit No.	Description

a.1	Master Trust Agreement dated June 18, 1999. (i)

a.2	Amendment No. 1 to Master Trust Agreement changing the name of the “Essex Growth Fund” to “Essex Aggressive Growth Fund.” (ii)

a.3	Amendment No. 2 to Master Trust Agreement changing the name of the Trust to “Managers AMG Funds.” (ii)

a.4	Amendment No. 3 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “Frontier Growth Fund.” (iv)

a.5	Amendment No. 4 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “First Quadrant Tax-Managed Equity Fund.” (iv)

a.6	Amendment No. 5 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “Frontier Small Company Value Fund.” (v)

a.7	Amendment No. 6 to Master Trust Agreement establishing two new series of shares of beneficial interest of the Trust designated as the “Rorer Large-Cap Fund” and the “Rorer Mid-Cap Fund.” (vi)

a.8	Amendment No. 7 to Master Trust Agreement establishing Investor and Institutional Classes of shares of the Essex Aggressive Growth Fund and Investor and Institutional Classes of shares of the Systematic Value Fund. (ix)

a.9	Amendment No. 8 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as the “Burridge Small Cap Growth Fund.” (xi)

a.10	Amendment No. 9 to Master Trust Agreement establishing a new series of shares of beneficial interest of the Trust designated as “Essex Large Cap Growth Fund.” (xii)

a.11	Amendment No. 10 to Master Trust Agreement establishing two (2) new series of shares of beneficial interest of the Trust designated as “TimesSquare Small Cap Growth Fund” and “TimesSquare Mid Cap Growth Fund”, respectively. (xvi)

a.12	Amendment No.11 to Master Trust Agreement changing the name of “Burridge Small Cap Growth Fund” to “Essex Small Cap Growth Fund.” (filed herewith)

b.	By-Laws of the Trust dated June 18, 1999. (i)

c.	Sections 4.2(d), 4.2(e), 4.2(f), 4.2(i), 4.2(j), 4.2(k), 4.2(m), 4.6, 6.3, 6.5, 6.6, 7.1, 7.2 and 7.3 and Article V of the Master Trust Agreement are included in Exhibit a. (i)

d.1	Investment Management Agreement between the Registrant and The Managers Funds LLC, dated as of October 19, 1999. (ii)

d.2	Sub-Advisory Agreement between The Managers Funds LLC and Essex Investment Management Company, LLC with respect to the Essex Aggressive Growth Fund, dated as of October 19, 1999. (ii)

d.3	Form of Letter Agreement to Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Large-Cap Fund. (vi)

d.4	Form of Letter Agreement to Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to the Rorer Mid-Cap Fund. (vi)

d.5	Form of Sub-Advisory Agreement between The Managers Funds LLC and Rorer Asset Management, LLC with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund, dated December 5, 2001. (vi)

d.6	Form of Letter Agreement to Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to the Systematic Value Fund. (ix)

d.7	Form of Sub-Advisory Agreement between The Managers Funds LLC and Systematic Financial Management, L.P. with respect to the Systematic Value Fund. (ix)

d.8	Form of Letter Agreement to the Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to the Burridge Small Cap Growth Fund. (xi)

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d.9	Form of Sub-Advisory Agreement between The Managers Funds, LLC and The Burridge Group LLC with respect to the Burridge Small Cap Growth Fund. (xi)

d.10	Form of Letter Agreement to the Investment Management Agreement between the Registrant and The Managers Funds LLC with respect to Essex Large Cap Growth Fund. (xiii)

d.11	Form of Sub-Advisory Agreement between The Managers Funds, LLC and Essex Investment Management Company, LLC with respect to Essex Large Cap Growth Fund. (xiii)

d.12	Form of Investment Advisory Agreement between the Registrant and The Managers Funds LLC with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xvi)

d.13	Form of Subadvisory Agreement between The Managers Funds LLC and TimesSquare Capital Management, LLC with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xvi)

e.1	Distribution Agreement between the Registrant and Managers Distributors, Inc., dated April 1, 2001. (viii)

e.2	Intentionally omitted.

e.3	Intentionally omitted.

e.4	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (vi)

e.5	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to Essex Aggressive Growth Fund and Systematic Value Fund. (ix)

e.6	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to the Burridge Small Cap Growth Fund. (xi)

e.7	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to Essex Large Cap Growth Fund. (xiii)

e.8	Form of Letter Agreement to the Distribution Agreement between the Registrant and Managers Distributors, Inc. relating to TimesSquare Mid Cap Growth Fund. (xvi)

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f.	Not applicable.

g.	Custodian Agreement between the Registrant and The Bank of New York. (xii)

h.1	Form of Transfer Agency Agreement between the Registrant and Boston Financial Data Services, Inc. (ii)

h.2	Form of Expense Limitation and Recoupment Agreement between the Registrant and The Managers Funds LLC with respect to TimesSquare Mid Cap Growth Fund. (xvi)

h.3	Form of Administration Agreement between the Registrant and The Managers Funds LLC with respect to each of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund. (xvi)

h.4	Form of Expense Limitation and Recoupment Agreement between the Registrant and The Managers Funds LLC with respect to TimesSquare Small Cap Growth Fund. (xvii)

h.5	Transfer Agency and Service Agreement between Managers AMG Funds and PFPC, Inc. (filed herewith)

i.1	Opinion and Consent of Goodwin Procter LLP with respect to the Investor and Institutional Class shares of the Essex Aggressive Growth Fund. (x)

i.2	Opinion and Consent of Goodwin Procter LLP with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (vi)

i.3	Opinion and Consent of Goodwin Procter LLP with respect to the Systematic Value Fund. (ix)

i.4	Opinion and Consent of Goodwin Procter LLP with respect to the Burridge Small Cap Growth Fund. (xi)

i.5	Opinion and Consent of Goodwin Procter LLP with respect to Essex Large Cap Growth Fund. (xiii)

i.6	Opinion and Consent of Goodwin Procter LLP with respect to TimesSquare Mid Cap Growth Fund. (xvi)

i.7	Opinion and Consent of Goodwin Procter LLP with respect to TimesSquare Small Cap Growth Fund. (xvii)

j.	Consents of PricewaterhouseCoopers LLC (filed herewith)

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k.	Not Applicable.

l.1	Power of Attorney for the Trustees of the Registrant dated March 14, 2003. (xiii)

l.2	Power of Attorney for the Officers of the Registrant dated March 14, 2003. (xiii)

l.3	Power of Attorney for the Trustees of the Registrant dated September 10, 2004. (xv)

m.1	Plan of Distribution Pursuant to Rule 12b-1, dated as of October 15, 1999. (ii)

m.2	Addendum to Plan of Distribution Pursuant to Rule 12b-1 with respect to the Rorer Large-Cap Fund and the Rorer Mid-Cap Fund. (vi)

n.1	Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to Essex Aggressive Growth Fund. (viii)

n.2	Revised Schedule A to Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3. (ix)

n.3	Multiple Class Expense Allocation Plan adopted pursuant to Rule 18f-3 with respect to TimesSquare Small Cap Fund and TimesSquare Mid Cap Fund. (xvi)

o.	Not applicable.

p.1	Code of Ethics of the Trust. (iii)

p.2	Code of Ethics of The Managers Funds LLC and Managers Distributors, Inc. (vii)

p.3	Code of Ethics of Essex Investment Management Company, LLC. (iv)

p.4	Code of Ethics of Rorer Asset Management, LLC. (xiv)

p.5	Code of Ethics of Systematic Financial Management, L.P. (ix)

p.6	Code of Ethics of The Burridge Group LLC. (xi)

p.7	Code of Ethics of TimesSquare Capital Management, LLC. (xvi)

p.8	Code of Ethics of Essex Investment Management Company, LLC (filed herewith)

p.9	Code of Ethics of Rorer Asset Management, LLC (filed herewith)

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(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed August 6, 1999), under the same exhibit number.

(ii)	Filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed October 21, 1999), under the same exhibit number.

(iii)	Filed as an exhibit to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed September 15, 2000), under the same exhibit number.

(iv)	Filed as an exhibit to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed November 14, 2000), under the same exhibit number.

(v)	Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed February 20, 2001), under the same exhibit number.

(vi)	Filed as an exhibit to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed October 5, 2001), under the same exhibit number.

(vii)	Filed as an exhibit to Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed December 19, 2001), under the same exhibit number.

(viii)	Filed as an exhibit to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed December 31, 2001), under the same exhibit number.

(ix)	Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed January 17, 2002), under the same exhibit number.

(x)	Filed as an exhibit to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed January 30, 2002), under the same exhibit number.

(xi)	Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed April 11, 2002), under the same exhibit number.

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(xii)	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed January 31, 2003), under the same exhibit number.

(xiii)	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed April 29, 2003), under the same exhibit number.

(xiv)	Filed as an exhibit to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed March 1, 2004), under the same exhibit number.

(xv)	Filed as an exhibit to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed October 1, 2004), under the same exhibit number.

(xvi)	Filed as an exhibit to Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed December 10, 2004), under the same exhibit number.

(xvii)	Filed as an exhibit to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A, Registration No. 333-84639 (filed December 23, 2004), under the same exhibit number.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

Under Article VI of the Registrant’s Master Trust Agreement, any present or former Trustee, Officer, agent or employee or person serving in such capacity with another entity at the request of the Registrant (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromises or as fines or penalties and expenses, including reasonable legal and accounting fees, in connection with the defense or disposition of any proceeding by or in the name of the Registrant or any shareholder in his capacity as such if: (i) a favorable final decision on the merits is made by a court or administrative body; or (ii) a reasonable determination is made by a vote of the majority of a quorum of disinterested Trustees or by independent legal counsel that the Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his office (“Disabling Conduct”); or (iii) a determination is made to indemnify the Covered Person under procedures approved by the Board of Trustees

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which in the opinion of independent legal counsel are not inconsistent with the Investment Company Act of 1940, as amended (the “1940 Act”). Said Article VI further provides that the Registrant shall indemnify any Covered Person against any such liabilities and expenses incurred in connection with the defense or disposition of any other type of proceeding except with respect to any matter as to which the Covered Person shall have engaged in Disabling Conduct or shall have been finally adjudicated not to have acted in good faith and in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Registrant.

Item 26.	Business and Other Connections of Investment Adviser.

The Managers Funds LLC, a registered investment adviser, is an indirect subsidiary of Affiliated Managers Group, Inc. (“AMG”), and a subsidiary of AMG serves as its Managing Member. The Managers Funds LLC serves as an investment adviser to investment companies registered under the 1940 Act. The business and other connections of the officers and directors of The Managers Funds LLC, are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-56365.

Essex Investment Management Company, LLC (“Essex”) serves as subadvisor to the Essex Aggressive Growth Fund. AMG owns a majority interest in Essex. Essex is the successor firm to Essex Investment Management Company, Inc., which was formed in 1976. The business and other connections of the officers and directors of Essex are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-12548.

Rorer Asset Management, LLC (“Rorer”) serves as subadvisor to the Rorer Large-Cap Fund and to the Rorer Mid-Cap Fund. AMG owns a majority interest in Rorer. Rorer is the successor firm to Rorer Asset Management Company, L.P., which was formed in 1978. The business and other connections of the officers and directors of Frontier are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-56110.

Systematic Financial Management, L.P. (“Systematic”) serves as subadvisor to the Systematic Value Fund. AMG owns a majority interest in Systematic. Systematic was formed in 1983. The business and other connections of the officers and directors of Systematic are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-48908.

The Burridge Group LLC (“Burridge”) serves as subadvisor to the Burridge Small Cap Growth Fund. AMG owns a majority interest in Burridge. Burridge was formed in

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1986. The business and other connections of the officers and directors of Burridge are listed in Schedules A and D of its Form ADV as currently on file with the Commission, the text of which Schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-53275.

TimesSquare Capital Management, LLC (“TimesSquare”) serves as subadvisor to the TimesSquare Mid Cap Growth Fund and the TimesSquare Small Cap Growth Fund. AMG owns a controlling interest in TimesSquare. TimesSquare was formed in 2004. The business and other connections of the officers and directors of TimesSquare are listed on Schedules A and D of its Form ADV as currently on file with the Commission, the text of which schedules are hereby incorporated herein by reference. The file number of said Form ADV is 801-63492.

Item 27.	Principal Underwriters.

(a)	Managers Distributors, Inc. acts as principal underwriter for the Registrant. Managers Distributors, Inc. also acts as principal underwriter for The Managers Funds, Managers Trust I and Managers Trust II.

(b)	The following information relates to the directors, officers and partners of Managers Distributors, Inc.:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Nathaniel Dalton c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, Massachusetts 01965	Director	None

Daniel J. Shea c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, Massachusetts 01965	Director	None

John Kingston, III c/o Affiliated Managers Group, Inc. 600 Hale Street Prides Crossings, Massachusetts 01965	Director and Secretary	Trustee

Peter M. Lebovitz 800 Connecticut Avenue Norwalk, Connecticut 06854	President	President

Donald S. Rumery 800 Connecticut Avenue Norwalk, Connecticut 06854	Treasurer	Treasurer and Principal Accounting Officer

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(c)	Not applicable.

Item 28.	Location of Accounts and Records.

The accounts and records of the Registrant are maintained at the offices of the Registrant at 800 Connecticut Avenue, Norwalk, Connecticut 06854 and at the offices of the Custodian, The Bank of New York, 100 Church Street, New York, New York 10286 and at the offices of the Transfer Agent, Boston Financial Data Services, Inc., 1776 Heritage Drive, North Quincy, Massachusetts 01171.

Item 29.	Management Services.

There are no management-related service contracts other than the Investment Management Agreement relating to management services described in Parts A and B.

Item 30.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norwalk and State of Connecticut, on the 1st day of March, 2005.

MANAGERS AMG FUNDS

BY:	/s/ Donald S. Rumery
Donald S. Rumery
Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Jack W. Aber	Trustee	March 1, 2005

* William E. Chapman, II	Trustee	March 1, 2005

* John Kingston, III	Trustee	March 1, 2005

* Edward J. Kaier	Trustee	March 1, 2005

* Steven J. Paggioli	Trustee	March 1, 2005

* Eric Rakowski	Trustee	March 1, 2005

* Thomas R. Schneeweis	Trustee	March 1, 2005

* Peter M. Lebovitz	President and Trustee (Principal Executive Officer)	March 1, 2005

* Galan G. Daukas	Chief Financial Officer (Principal Financial Officer)	March 1, 2005

/s/ Donald S. Rumery Donald S. Rumery	Treasurer (Principal Accounting Officer)	March 1, 2005

/s/ Donald S. Rumery *By Donald S. Rumery pursuant to Power of Attorney.